                                                                   EXHIBIT 10.33

================================================================================

                             PARTICIPATION AGREEMENT
                                      among


                              INKTOMI CORPORATION,
                                   as Lessee,


                            WILMINGTON TRUST COMPANY,
                  not in its individual capacity but solely as
                            Owner Trustee and Lessor,


                              WILMINGTON TRUST FSB,
                    not in its individual capacity but solely
                              as Co-Owner Trustee,


                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                 as an Investor,


                                DEUTSCHE BANK AG,
                     NEW YORK AND/OR CAYMAN ISLANDS BRANCH,
                                as Agent for the
                            Lenders and as a Lender,


                                       and


                         DEUTSCHE BANK SECURITIES, INC.,
                                   as Arranger


                          Dated as of August ___, 2000

================================================================================

                                TABLE OF CONTENTS

                                                                                           PAGE
SECTION 1 THE LOANS..........................................................................1


SECTION 2 INVESTOR CONTRIBUTIONS.............................................................2

   Section 2.1   Investor Contributions......................................................2
   Section 2.2   Yield.......................................................................2
   Section 2.3   Interest on Loans...........................................................2
   Section 2.4   Interest Period Selection Elections.........................................3
   Section 2.5   Prepayments.................................................................3
   Section 2.6   Structuring Fee.............................................................4
   Section 2.7   Payments....................................................................4

SECTION 3 SUMMARY OF THE TRANSACTIONS........................................................4

   Section 3.1   Operative Agreements........................................................4
   Section 3.2   Property Acquisition........................................................4
   Section 3.3   Lease of Property...........................................................4

SECTION 4 THE CLOSING........................................................................4

   Section 4.1   Closing Date................................................................4
   Section 4.2   Funding Date................................................................5

SECTION 5 FUNDING OF ADVANCE.................................................................5

   Section 5.1   General.....................................................................5
   Section 5.2   Procedures for Funding......................................................5
   Section 5.3   Defeasance Deposit..........................................................5

SECTION 6 CONDITIONS OF THE CLOSING AND ADVANCE..............................................6

   Section 6.1   Conditions to Investors' and Lenders' Obligations to Make Loans and
                  the Investor Contributions on the Closing Date.............................6

SECTION 7 REPRESENTATIONS AND WARRANTIES....................................................11

   Section 7.1   Representations and Warranties of the Investor on the Closing Date.........11
   Section 7.2   Representations and Warranties of WTC, the Owner Trustee, WT-FSB and
                  the Co-Owner Trustee on the Closing Date..................................12
   Section 7.3   Representations and Warranties of the Lessee on the Closing Date...........16

SECTION 8 PAYMENT OF CERTAIN EXPENSES.......................................................22

   Section 8.1   Payment of Costs and Expenses..............................................22
   Section 8.2   Brokers' Fees and Stamp Taxes..............................................22
   Section 8.3   Credit Agreement and Related Obligations...................................22

SECTION 9 OTHER COVENANTS AND AGREEMENTS....................................................23

   Section 9.1   Cooperation with the Lessee................................................23

                                TABLE OF CONTENTS

                                                                                           PAGE
   Section 9.2   Covenants of the Lessor, the Co-Owner Trustee and the Investors............23
   Section 9.3   Amendment of Certain Documents.............................................24
   Section 9.4   Proceeds of Casualty or Condemnation.......................................24
   Section 9.5   Covenants of the Lessee....................................................25

SECTION 10 CREDIT AGREEMENT.................................................................28

   Section 10.1  Lessee's Credit Agreement Rights...........................................28

SECTION 11 TRANSFER OF INTEREST.............................................................29

   Section 11.1  Assignments................................................................29
   Section 11.2  Participations.............................................................30
   Section 11.3  Disclosure of Information; Pledge Under Regulation A.......................30

SECTION 12 INDEMNIFICATION..................................................................31

   Section 12.1  General Indemnity..........................................................31
   Section 12.2  Environmental Indemnity....................................................32
   Section 12.3  General Impositions Indemnity..............................................33
   Section 12.4  Eurodollar Rate Lending Unlawful...........................................38
   Section 12.5  Deposits Unavailable.......................................................38
   Section 12.6  Increased Costs, etc.......................................................39
   Section 12.7  Funding Losses.............................................................40
   Section 12.8  Capital Adequacy...........................................................41
   Section 12.9  Special Tax Indemnity......................................................42
   Section 12.10 Indemnity Payments in Addition to Lease Obligations........................42

SECTION 13 DISTRIBUTION.....................................................................43

   Section 13.1  Basic Rent.................................................................43
   Section 13.2  Purchase Payments by the Lessee............................................43
   Section 13.3  Payment of Loan Balance....................................................43
   Section 13.4  Sales Proceeds of Remarketing of Property..................................44
   Section 13.5  Supplemental Rent..........................................................45
   Section 13.6  Distribution of Payments after Lease Event of Default......................45
   Section 13.7  Other Payments.............................................................46
   Section 13.8  Casualty and Condemnation Amounts..........................................47
   Section 13.9  Order of Application.......................................................47

SECTION 14 OWNER TRUSTEE....................................................................47

   Section 14.1  Resignation and Removal....................................................47

SECTION 15 RENEWALS.........................................................................48

   Section 15.1  Extensions of Maturity Date and Expiration Date; Replacement of
                  Participants..............................................................48

                                TABLE OF CONTENTS

                                                                                           PAGE
SECTION 16 MISCELLANEOUS....................................................................49

   Section 16.1  Survival of Agreements.....................................................49
   Section 16.2  No Broker, etc.............................................................49
   Section 16.3  Notices....................................................................50
   Section 16.4  Counterparts...............................................................51
   Section 16.5  Amendments and Termination.................................................51
   Section 16.6  Headings, etc..............................................................53
   Section 16.7  Parties in Interest........................................................53
   Section 16.8  GOVERNING LAW..............................................................53
   Section 16.9  Severability...............................................................53
   Section 16.10 SUBMISSION TO JURISDICTION; WAIVERS........................................53
   Section 16.11 Liability Limited..........................................................54
   Section 16.12 Further Assurances.........................................................55
   Section 16.13 Successors and Assigns.....................................................55

SCHEDULES

Schedule 2.1          Investor Commitments
Schedule 2.7          Payment Instructions


EXHIBITS

Exhibit A             Form of Assignment of Lease  and Consent to Assignment
Exhibit B             Form of Defeasance Deposit Agreement
Exhibit C             Form of Deed of Trust
Exhibit D             Form of Requisition
Exhibit E-1           Form of Opinion of California Counsel to Lessee
Exhibit E-2           Form of Opinion of New York Counsel to Lessee
Exhibit E-3           Form of Opinion of Special Counsel to Lessor
Exhibit F             Form of Assignment and Acceptance
Exhibit G             Form of Compliance Certificate

                             PARTICIPATION AGREEMENT

        PARTICIPATION AGREEMENT, dated as of August ___, 2000 (this "Agreement"), among INKTOMI CORPORATION, a Delaware corporation, as Lessee (the "Lessee"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee of the Inktomi Trust 2000 and Lessor (the "Lessor"); WILMINGTON TRUST FSB, a federal savings bank, not in its individual capacity except as otherwise expressly provided herein, but solely as Co-Owner Trustee of the Inktomi Trust 2000 ("Co-Owner Trustee"); DEUTSCHE BANK AG, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as an Investor (together with any permitted successors and assigns, each an "Investor" and collectively the "Investors"); DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders, (the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"); and DEUTSCHE BANK SECURITIES, INC., as Arranger (the "Arranger"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings set forth in Annex A hereto.

                              PRELIMINARY STATEMENT

        In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    SECTION 1

                                    THE LOANS

        The Lenders have agreed to make Loans to the Lessor in an aggregate principal amount of up to $101,064,000 in order for the Lessor to acquire the Land, the Improvements and the other Property in accordance with this Agreement and to pay other Project Costs, and in consideration of the receipt of the proceeds of such Loans, the Lessor will issue the Notes.

        The Loans shall be made and the Notes shall be issued pursuant to the Credit Agreement. Pursuant to this Agreement and the Credit Agreement, the Loans will be made to the Lessor on the Funding Date at the request of the Lessee.

        The Loans and the obligations of the Lessor under the Credit Agreement shall be secured by, inter alia, (i) a first priority assignment of the Lease, granted pursuant to the Assignment of Lease and consented to by the Lessee pursuant to the Consent to Assignment (in each case in the respective forms set forth in Exhibit A hereto); (ii) an assignment of a first priority lien on the Collateral described in the Defeasance Deposit Agreement in the form set forth in Exhibit B hereto; and (iii) a first priority mortgage lien on the Property pursuant to a Deed of Trust in the form set forth in Exhibit C hereto.

                                    SECTION 2

                             INVESTOR CONTRIBUTIONS

        Section 2.1 Investor Contributions. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on the Funding Date the Investors shall make the Investor Contributions available to the Lessor. The aggregate amount of Investor Contributions made by the Investors shall not exceed the aggregate Investor Commitments, and shall be allocated between Land Investor Contributions and Improvements Investor Contributions, all as set forth in Schedule 2.1 hereto. The Lessor shall use the Investor Contributions to pay a portion of the Project Costs simultaneously and pro rata with the fundings by the Lenders.

        SECTION 2.2 YIELD.

                (a) The amount of the Investor Contributions outstanding from time to time shall accrue yield ("Yield") at the Yield Rate, calculated using the actual number of days elapsed and, when the Yield Rate is based on the Adjusted Eurodollar Rate, a 360-day year basis and, if calculated at the ABR, a 360-day year basis if the ABR is calculated at the Base CD Rate or the Federal Funds Effective Rate, and a 365-, or, if applicable, 366-, day year basis if the ABR is calculated at the Prime Rate. If all or any portion of the Investor Contributions, any Yield payable thereon or any other amount payable hereunder shall not be paid when due (whether at stated maturity, acceleration thereof or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate. Upon the occurrence, and during the continuance of an Event of Default, the amount of and, to the extent permitted by law, interest on (or Yield on) the Investor Contributions and any other amounts owing hereunder or under the other Operative Agreements shall bear interest, payable on demand, at a per annum rate which is equal to the Overdue Rate. Yield shall be calculated by the Agent on the same basis used for calculations of interest on the Notes pursuant to the Credit Agreement.

                (b) The Agent shall distribute, in accordance with Section 13, the Investor Basic Rent and all other amounts due with respect to the Investor Contributions paid to the Agent by the Lessee under the Lease or the other Operative Agreements from time to time.

                (c) Yield on outstanding Investor Contributions shall be due and payable by in cash on each Specified Interest Payment Date.

                (d) If not repaid sooner, the outstanding aggregate Investor Contributions shall be repaid in full on the Maturity Date.

        SECTION 2.3 INTEREST ON LOANS.

                (a) Each Loan shall accrue interest computed and payable in accordance with the terms of the Credit Agreement. Each Loan shall become due and payable at the dates and times provided under the Credit Agreement.

                (b) The Agent shall distribute, in accordance with Section 13, the Notes Basic Rent and all other amounts due with respect to the Loans paid to the Agent by the Lessee under the Lease from time to time.

        SECTION 2.4 INTEREST PERIOD SELECTION ELECTIONS. By delivering an Interest Period Selection Notice to the Lessor and Agent with respect to the Investor Contributions and Loans, respectively, the Lessee may from time to time during the Term irrevocably select, on not less than three (3) nor more than five (5) Business Days' notice (other than with respect to the Advances to be made on the Closing Date, if such notice is not delivered at least three (3) Business Days prior to the Closing Date, then such Advances will bear interest at a rate equal to the ABR and notice may be given on the Closing Date), the duration for the next succeeding Interest Period; provided, however, that (a) in the absence of a delivery of an Interest Period Selection Notice with respect to any Loan or Investor Contribution at least three (3) Business Days before the last day of the then current Interest Period with respect thereto, the Lessee shall be deemed to have selected that such Loan or Investor Contribution have an Interest Period of one month, (b) each such selection shall be prorated among the applicable outstanding Loans and Investor Contributions of all Participants and (c) the outstanding Loans and Investor Contributions may not be apportioned into more than eight separate Interest Periods pursuant to this Section 2.4 at any one time. Each Interest Period Selection Notice so delivered or deemed delivered by the Lessee shall be deemed an effective election by the Lessor of the method for computing interest on the Loans under the Credit Agreement.

        SECTION 2.5 PREPAYMENTS.

                (a) Voluntary Prepayments. The Lessee shall have the right to prepay an amount equal to the aggregate outstanding Lease Balance in whole, and in connection with the exercise of the Partial Purchase Option permitted under the Lease, in part in an amount equal to the Partial Purchase Option Price, pursuant to the exercise of the purchase options permitted under the Lease without premium or penalty.

                (b) Mandatory Prepayments.

                        (i) If at any time the sum of the aggregate amount of outstanding Loans and Investor Contributions shall exceed the Aggregate Commitment Amount, the Lessee shall immediately make payment on the Loans and Investor Contributions in an amount sufficient to eliminate such excess. Payments required to be made hereunder shall be applied first to ABR Loans or ABR Investor Contributions and second to Eurodollar Loans or Eurodollar Investor Contributions, and pro rata among Land Loans, Improvements Loans, Land Investor Contributions and Improvements Investor Contributions within each Type of Loan or Investor Contribution, in direct order of their Interest Period maturities.

                        (ii) All amounts payable by the Lessee pursuant to
        Article XV, XVI, XVII, XX or XXI of the Lease shall be applied to the Loans and the Investor Contributions in the manner set forth in Section 13.

                (c) Notice. The Lessee will provide irrevocable notice to the Agent of any prepayment of Investor Contributions at least three (3) Business Days prior to the date of prepayment.

        SECTION 2.6 STRUCTURING FEE. The Lessee agrees to pay to the Arranger the Structuring Fee, which fee shall be capitalized as provided in Section 8.1(c).

        SECTION 2.7 PAYMENTS. All payments (including prepayments) to be made by the Lessee hereunder and under the Lease or by the Borrower under the Credit Agreement and the Notes, whether on account of Investor Contributions, Yield, Loans or interest thereon or otherwise, shall be made without setoff or counterclaim and shall be made prior to 2:00 p.m., New York City time, on the due date thereof to the Agent for the account of the Lenders and the Investors, at the Agent's office specified in Schedule 2.7 hereto, in Dollars and in immediately available funds.


                                    SECTION 3

                           SUMMARY OF THE TRANSACTIONS

        SECTION 3.1 OPERATIVE AGREEMENTS. On the Closing Date, each of the respective parties thereto shall execute and deliver this Agreement, the Lease, the Trust Agreement, the Co-Owner Trustee Appointment, the Notes, the Credit Agreement, the Certificates, the Defeasance Deposit Agreement, the Assignment of Lease, the Consent to Assignment and such other documents, instruments, certificates and opinions of counsel as are required by the terms hereof or agreed to by the parties hereto.

        SECTION 3.2 PROPERTY ACQUISITION. On the Closing Date and subject to the terms and conditions of this Agreement, (a) the Investors will make the Investor Contributions in accordance with Section 2 hereof, (b) the Lenders will make Loans in accordance with Section 5 hereof and the terms and provisions of the Credit Agreement, and (c) the Lessor will acquire by Deed the Property identified by the Lessee.

        SECTION 3.3 LEASE OF PROPERTY. On the Closing Date, the Lessor and the Lessee will execute and deliver two Lease Supplements pursuant to which the Lessor will lease, commencing on the first day of the Basic Term, all of its right, title and interest in the Land and the Improvements to the Lessee.


                                    SECTION 4

                                   THE CLOSING

        SECTION 4.1 CLOSING DATE. All documents and instruments required to be delivered on the Closing Date shall be delivered at the offices of McGuireWoods LLP, 77 West Wacker Drive, Suite 4500, Chicago, Illinois 60601, or at such other location as may be determined by the Agent and the Lessee.

        SECTION 4.2 FUNDING DATE. The Lessee shall deliver to the Lessor and the Agent a Requisition appropriately completed, in connection with the Funding Date.


                                    SECTION 5

                               FUNDING OF ADVANCE

        SECTION 5.1 GENERAL. To the extent funds have been made available to the Lessor as Loans and the Investor Contributions, the Lessor will make an advance of such funds to, or as directed by, the Lessee in accordance with the terms and conditions of this Agreement and the other Operative Agreements in order to provide sufficient funds to: (i) allow the Lessor, at the direction of the Lessee, to acquire fee title to the Land, Buildings and other Improvements, in accordance with the terms of this Agreement and the other Operative Agreements;
(ii) allow the Lessor, on behalf of the Lessee, to pay Transaction Expenses; and
(iii) pay all other Project Costs.

        SECTION 5.2 PROCEDURES FOR FUNDING.

                (a) Not less than (3) three Business Days prior to the proposed Funding Date unless the Advances are to bear interest at a rate equal to the ABR where such delivery may be given on the Closing Date, the Lessee shall deliver to the Lessor and the Agent a requisition (a "Requisition"), appropriately completed, in the form of Exhibit D hereto.

                (b) The Requisition shall: (i) be irrevocable; and (ii) request funds in an amount not to exceed the total aggregate of the Available Loan Commitments plus the Available Investor Commitments for the payment of Project Costs, as specified in the Requisition.

                (c) So long as no Default or Event of Default has occurred and is continuing and subject to the Lessor, the Agent and the Participants having each received the materials required by Section 6.1, on the Funding Date (i) the Lenders shall make Loans to the Lessor in the respective amounts of their Improvements Lender Commitments and their Land Lender Commitments, up to an aggregate principal amount equal to the Available Loan Commitments; (ii) the Investor shall make available to the Lessor the Investor Contributions in an amount equal to the respective amounts of the Improvements Investor Contributions and the Land Investor Contributions, up to an amount equal to the Available Investor Commitment; and (iii) the total amount of such Loans and Investor Contributions made on such date shall be paid to, or as directed by, the Lessee to pay Project Costs.

        SECTION 5.3 DEFEASANCE DEPOSIT. Prior to 2:00 p.m., New York City time, on (i) the Funding Date requested pursuant to Section 4.2, and (ii) the fifth day of each calendar month during the Term, for so long as any Obligations remain outstanding (or if such date is not a Business Day, the next succeeding Business Day) (the "Deposit Date") where the Value of the Defeasance Deposit Collateral as of the conclusion of the calendar month immediately preceding such Deposit Date is less than 105% of the aggregate outstanding Advances, the Lessee shall deliver a portion of the Defeasance Deposit Collateral to the Defeasance Deposit Depositary Bank pursuant to the Defeasance Deposit Agreement (x) in the case of the Funding Date in an amount equal to 105% of the aggregate Advance so requested (or deemed requested) on the Funding Date plus an amount, if any, required to maintain the Value of all such deposits equal to 105% of the outstanding Advance and (y) in the case of a Deposit Date which is not the Funding Date, an amount, if any, required to maintain the Value of the Defeasance Deposit Collateral at a level equal to 105% of the aggregate outstanding Advances. The Lessee covenants to maintain the Value of the Defeasance Deposit Collateral at a level equal to 105% of the aggregate outstanding Advances, and in addition to the deliveries required to be made on the Funding Date and Deposit Dates, upon receipt of notice from Collateral Agent that the Value of the Defeasance Deposit Collateral is less than 105% of the aggregate outstanding Advances, the Lessee shall be obligated to deliver a portion of the Defeasance Deposit Collateral in an amount required to maintain the Value of the Defeasance Deposit Collateral at a level equal to 105% of the aggregate outstanding Advances. Each such deposit (collectively, the "Defeasance Deposit") shall be held and administered in accordance with the Defeasance Deposit Agreement.


                                    SECTION 6

                      CONDITIONS OF THE CLOSING AND ADVANCE

        SECTION 6.1 CONDITIONS TO INVESTORS' AND LENDERS' OBLIGATIONS TO MAKE LOANS AND THE INVESTOR CONTRIBUTIONS ON THE CLOSING DATE. The agreement of each Lender to make Loans, and each Investor to make Investor Contributions on the Closing Date is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans and Investor Contributions, of the following conditions precedent:

                (a) Operative Agreements. Each of the Operative Agreements to be entered into on the Closing Date shall have been duly authorized and each of the Operative Agreements to be entered into on the Closing Date shall have been executed, acknowledged and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent and the Lessor shall have received a fully executed copy of each of such executed Operative Agreements (other than the Notes of which the Agent shall have received the originals).

                (b) Taxes. All taxes, fees and other charges in connection with the execution, delivery, and, where applicable, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the reasonable satisfaction of the Agent and the Lessor.

                (c) Governmental Approvals. All necessary Governmental Actions shall have been obtained or made and be in full force and effect.

                (d) Litigation. No action or proceeding shall have been instituted before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority
(i) to set aside, restrain, enjoin or prevent the full performance of this Agreement, any other Operative Agreement or any of the transactions contemplated hereby or thereby or (ii) which is reasonably likely to have a Material Adverse Effect.

                (e) Legal Requirements. In the opinion of the Agent, the Lessor and their respective counsel, the transactions contemplated by the Operative Agreements do not and will not violate in any material respect any Legal Requirements and do not and will not subject the Agent, any Lender, the Lessor, the Co-Owner Trustee or the Investor to any adverse regulatory prohibitions or constraints.

                (f) Corporate Proceedings of the Lessee. The Agent and the Lessor shall have received a copy of the resolutions or minutes, in form and substance reasonably satisfactory to the Agent and the Lessor, of the board of directors of the Lessee authorizing the execution, delivery and performance of this Agreement and the other Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of the Lessee as of the Closing Date, which certificate shall be in form and substance reasonably satisfactory to the Agent and the Lessor and shall state that the resolutions or minutes thereby certified have not been amended, modified, revoked or rescinded.

                (g) Lessee Incumbency Certificate. The Agent and the Lessor shall have received a certificate of the Lessee, dated the Closing Date, as to the incumbency and signature of the officers of the Lessee executing any Operative Agreement reasonably satisfactory in form and substance to the Agent and the Lessor, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Lessee.

                (h) Lessee's Officer's Certificate. The Agent and the Lessor shall each have received an Officer's Certificate, dated as of the Closing Date, of the Lessee stating that (i) each and every representation and warranty of the Lessee contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default has occurred and is continuing under any Operative Agreement; (iii) each Operative Agreement to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreement required to be performed or complied with by it on or prior to the Closing Date.

                (i) Corporate Documents. The Agent and the Lessor shall have received true and complete copies of the certificate of incorporation and by-laws of the Lessee, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Lessee.

                (j) Lessor Corporate Documents, Incumbency Certificate and Officer's Certificate. On or prior to the Closing Date, the Agent, the Participants and the Lessee shall have received (i) true and complete copies of the articles of incorporation and by-laws and other instruments of the Lessor and the Co-Owner Trustee, certified as of the Closing Date as complete and correct copies thereof by its Secretary or an Assistant Secretary, together with a good standing certificate of the Lessor issued by the Secretary of State of Delaware; (ii) Officer's Certificates of the Lessor and the Co-Owner Trustee, dated as of the Closing Date, stating that (A) each and every representation and warranty of the Lessor or the Co-Owner Trustee, as the case may be, contained in the Operative Agreements to which it is a party is true and correct on and as of the Closing Date, (B) no Default or Event of Default attributable to the Lessor or the Co-Owner Trustee, as the case may be, in its individual or trust capacities has occurred and is continuing, (C) each Operative Agreement to which the Lessor or the Co-Owner Trustee, as the case may be, is a party is in full force and effect with respect to it and (D) the Lessor or the Co-Owner Trustee, as the case may be, has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Agreements required to be performed or complied by it prior to the Closing Date; and (iii) a certificate of the Lessor and the Co-Owner Trustee dated the Closing Date, as to the incumbency and signature of the officers of the Lessor or the Co-Owner Trustee, as the case may be, executing any Operative Agreements reasonably satisfactory in form and substance to the Agent, the Participants and the Lessee, executed by a Secretary or Assistant Secretary of the Lessor or the Co-Owner Trustee, as the case may be.

                (k) Consents, Licenses and Approvals. The Agent and the Lessor shall have received a certificate of the President or a Vice President of the Lessee (i) attaching copies of all consents, authorizations and filings required to consummate the transaction contemplated by this Agreement, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance reasonably satisfactory to the Agent and the Lessor.

                (l) Legal Opinions.

                        (i) The Agent, the Lessor and the Participants shall have received the executed legal opinions of Crosby, Heafey, Roach & May, Professional Corporation, special California counsel to the Lessee, and of Thelen, Reid & Priest, special New York counsel to the Lessee, substantially in the form of Exhibit E-1 and E-2 hereto.

                        (ii) The Agent, the Lessee and the Participants shall have received the executed legal opinion of Richards, Layton & Finger, P.A., special counsel to the Lessor and Co-Owner Trustee, substantially in the form of Exhibit E-3 hereto.

                (m) Lien Searches. The Agent and the Lessor shall have received the results of a recent search by a Person reasonably satisfactory to the Agent, of the Uniform Commercial Code, judgement and tax lien filings which may have been filed in State of California with respect to personal property of the Lessee, and the results of such search shall be satisfactory to the Agent and the Lessor.

                (n) Insurance. The Agent and the Lessor shall have received evidence in form and substance satisfactory to them that all of the requirements of Article XIV of the Lease shall have been satisfied.

                (o) Representations and Warranties. The representations and warranties of the Lessee and the Lessor contained herein and in each of the other Operative Agreements shall be true and correct.

                (p) Performance of Agreements. The parties hereto and thereto shall have performed their respective agreements to be performed on or prior to the Closing Date contained herein and in the other Operative Agreements on or prior to the Closing Date.

                (q) Requisition. The Agent shall have received a fully executed counterpart of the Requisition, appropriately completed.

                (r) Appraisal. The Agent and the Lessor shall have received an Appraisal of the Property, which Appraisal shall show as of the Closing Date the Fair Market Sales Value of the Property as a whole and the Land and Improvements, separately, and meet the other applicable requirements set forth in the definition of the term "Appraisal" contained in Annex A.

                (s) Deed. The Existing Owner shall have executed the Deed with respect to the Property being acquired on the Closing Date, and the Deed shall have been delivered to the Title Company for recording.

                (t) Title. Title to the Property being acquired on the Closing Date shall conform to the representations and warranties set forth in Section 7.3(g).

                (u) Lease Supplements. The Lessee shall have delivered to the Agent a Lease Supplement--Land and a Lease Supplement-Improvements executed by the Lessee and the Lessor with respect to the Property.

                (v) Deed of Trust. The Lessor shall have delivered to the Agent the Deed of Trust, executed by the Lessor and Lessee, with respect to the Property.

                (w) Assignment of Lease. The Lessor shall have delivered to the Agent Assignment of Lease executed by the Lessor with respect to the Property.

                (x) Consent. The Lessee shall have delivered to the Agent a consent to the Assignment of Lease executed by the Lessee with respect to the Property.

                (y) Environmental Audit. The Agent and the Lessor shall have received not less than 10 days prior to the Closing Date an Environmental Audit with respect to the Property, prepared by the Environmental EngineerS, and the results of the Environmental Audit shall be in form and substance satisfactory to the Agent and the Lessor, it being understood and agreed that the Lessee agrees to remedy any environmental conditions requiring further action as expressly called for by the Environmental Audit within ninety (90) days following the Closing Date and to deliver to the Agent and the Lessor upon completion of such remedial action a written statement by one of the Environmental Engineers indicating that all such environmental conditions have been remedied in compliance with Environmental Laws; and the Agent and the Lessor shall have received letters from each of the Environmental Engineers stating, among other things, that the Agent, the Lessor and the Participants may rely on the Environmental Audit and other environmental reports with respect to the Property which have been prepared by such firm as if they were addressed to them in all respects.

                (z) No Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by such Requisition.

                (aa) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect.

                (bb) Survey. The Agent shall have received, and the Title Company shall have received, a survey of the Property, certified to the Agent, the Lessor, the Participants and the Title Company in a manner satisfactory to them, dated as of a date within three months of the Closing Date, by an independent professionally licensed land surveyor satisfactory to the Agent, which survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1999, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (i) the locations on the Property of all the buildings, structures and other improvements, if any, and the established building setback lines; (ii) the lines of streets abutting the Property; (iii) all access and other easements appurtenant to the Property;
(iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the Property, whether recorded, apparent from a physical inspection of the Property or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building, structures and improvements on the Property; and (vi) if the Property is described as being on a filed map, a legend relating the survey to said map.

                (cc) Lenders' Title Insurance. The Agent shall have received with respect to the Deed of Trust a mortgage title policy or marked up unconditional binder for such insurance dated the Closing Date; such policy shall (i) be in an amount equal to the aggregate amount of the Commitment (with a pending disbursements clause); (ii) be issued at ordinary rates; (iii) insure that the Deed of Trust insured thereby creates a valid first Lien on the Lessor's interest in the Lease and in the fee title to the Land, the Buildings and Improvements, free and clear of all defects and encumbrances, except Permitted Exceptions; (iv) name the Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1992; (vi) contain such endorsements and affirmative coverage as the Agent may reasonably request; and (vii) be issued by the Title Company; and the Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy, and all charges for mortgage recording tax with respect to the Deed of Trust, if any, have been paid or provision made therefor.

                (dd) Documents. The Agent and the Lessor shall have received a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy referred to above.

                (ee) Owner's Title Insurance. The Lessor shall have received an owner's title policy, or marked up unconditional binder for such insurance, dated the Closing Date, for the Property, insuring the Lessor and the Agent that the Lien of the Lease is a first and primary Lien in the Lessee's interest in the Buildings, Improvements and the Land; and the Lessor shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy have been paid or provision made therefor.

                (ff) Actions to Transfer Ownership and Perfect Liens. The Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, the Deed, the Subordination Agreements, the Lease Supplements, the Assignment of Lease and supplement thereto, the Consent to Assignment and the Deed of Trust, necessary or, in the opinion of the Agent, desirable to transfer ownership of the Property to Lessor and to perfect the Liens created by the Security Documents shall have been completed.

                (gg) Sufficient Funds. The Available Loan Commitments and the Available Investor Commitment will be sufficient to finance the purchase of the Property and fund the other amounts to which the Requisition relates.

                (hh) Structuring Fee. The Agent and the Arranger shall have received the Structuring Fee on the Funding Date.


                                    SECTION 7

                         REPRESENTATIONS AND WARRANTIES

        SECTION 7.1 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR ON THE CLOSING DATE. The Investor represents and warrants to each of the other parties hereto as of the Closing Date as follows:

                (a) Due Organization, etc. It is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Agreement to which it is a party and each other agreement, instrument and document executed and delivered by it on the Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party.

                (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Agreement to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Investor, nor the consummation of the transactions contemplated thereby by the Investor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) the shareholders of, or approval or consent of any trustee or holders of any indebtedness or obligations of the Investor, (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under its articles of incorporation or by-laws or equivalent documents, (iv) does or will require any Governmental Action by any Governmental Authority, or (v) results in the creation of any Lessor Lien upon the Property.

                (c) Enforceability, etc. Each Operative Agreement to which it is a party has been duly executed and delivered by it and constitutes a legal, valid and binding obligation enforceable against it in accordance with the terms thereof, subject, in each case, as to enforceability, bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event of any Lessor) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

                (d) ERISA. The Investor is making its Investor Contribution contemplated to be made by it hereunder for its own account and with its general corporate assets in the ordinary course of its business, and no part of such amount constitutes the assets of any Employee Benefit Plan.

        SECTION 7.2 REPRESENTATIONS AND WARRANTIES OF WTC, THE OWNER TRUSTEE, WT-FSB AND THE CO-OWNER TRUSTEE ON THE CLOSING DATE.

                (a) WTC represents and warrants with respect to items (i), (ii),
(iii)(A), (iv), (v), (vi), (vii), (viii), (ix) and (x) below, and the Owner Trustee represents and warrants with respect to items (iii)(B), (iv), (vi),
(viii), (ix) and (x) that:

                        (i) it is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware with its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration and has full corporate power and authority, in its individual capacity or (assuming the Trust Agreement has been duly authorized, executed and delivered by the Investor) as the Owner Trustee, as the case may be, to carry on its business as now conducted, and to execute, deliver and perform the Operative Agreements to which it is or is to be a party;

                        (ii) the execution, delivery and performance by WTC, either in its individual capacity or as the Owner Trustee, as the case may be, of the Operative Agreements to which it is or is to be a party have been duly authorized by all necessary corporate action on its part, and do not contravene its certificate of incorporation or by-laws and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, chattel mortgage, dead of trust, lease, conditional sales contract, loan, or credit arrangement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected; each of this Agreement and the other Operative Agreements to which it is or is to be a party has been duly authorized, executed and delivered by WTC, either in its individual capacity or as the Owner Trustee, as the case may be, and neither the execution and delivery thereof nor WTC's performance of or compliance with any of the terms and provisions thereof will violate any State of Delaware or any political division thereof, or Federal law or regulation governing WTC's banking or trust powers;

                        (iii) (A) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by WTC in its individual capacity, constitute the legal, valid and binding obligation of WTC in its individual capacity enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by WTC in its individual capacity of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on WTC in its individual capacity;

                                (B) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by the Owner Trustee in its trust capacity, constitute the legal, valid and binding obligation of the Owner Trustee enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by the Owner Trustee of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on the Owner Trustee;

                        (iv) there are no pending or, to its knowledge, threatened actions or proceedings against WTC before any court or administrative agency which would materially and adversely affect the ability of WTC, either in its individual capacity or as the Owner Trustee, as the case may be, to perform its obligations under the Operative Agreements to which it is or is to be a party;

                        (v) WTC has not offered and will not offer any interest in the Trust Estate, the Certificates or the Notes or any similar securities for sale to, and has not solicited and will not solicit any offer to acquire the same from anyone and no responsible officer or responsible employee of WTC has knowledge of any such offer or solicitation except as set forth in the Operative Agreements;

                        (vi) neither the execution and delivery by it, either in its individual capacity or as the Owner Trustee, as the case may be, of any of the Operative Agreements to which it is or is to be a party, requires on the part of WTC in its individual capacity or any of its Affiliates the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Delaware governmental authority or agency governing its banking or trust powers;

                        (vii) on the Closing Date the Owner Trustee shall have received whatever title to the Property as was conveyed to it by the Existing Owner and the Property shall be free of Lessor Liens attributable to WTC in its individual capacity.

                        (viii) it has not assigned or transferred any of its right, title or interest in or under the Lease, any Operative Agreement or the Property, except in accordance with the other Operative Agreements;

                        (ix) no Default or Event of Default attributable to it has occurred and is continuing; and

                        (x) the proceeds of the Loans and the Investor Contributions shall be applied by the Lessor solely in accordance with the provisions of the Operative Agreements.

                (b) WT-FSB represents and warrants with respect to items (i),
(ii), (iii)(A), (iv), (v), (vi), (vii), (viii) and (ix) below, and the Co-Owner Trustee represents and warrants with respect to items (iii)(B), (iv), (vi),
(viii) and (ix) that:

                        (i) it is a federal savings bank, duly organized and validly existing in good standing, authorized to do business in the State of California, with its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) at 542 Riverside Drive, Salisbury, Maryland 21801 and has full corporate power and authority, in its individual capacity or (assuming the Trust Agreement has been duly authorized, executed and delivered by the Investor) as the Co-Owner Trustee, as the case may be, to carry on its business as now conducted, and to execute, deliver and perform the Operative Agreements to which it is or is to be a party;

                        (ii) the execution, delivery and performance by WT-FSB, either in its individual capacity or as the Co-Owner Trustee, as the case may be, of the Operative Agreements to which it is or is to be a party have been duly authorized by all necessary corporate action on its part, and do not contravene its articles of organization or bylaws and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, chattel mortgage, deed of trust, lease, conditional sales contract, loan or credit arrangement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected; each of this Agreement and the other Operative Agreements to which it is or is to be a party has been duly authorized, executed and delivered by WT-FSB, either in its individual capacity or as the Co-Owner Trustee, as the case may be, and neither the execution and delivery thereof nor WT-FSB's performance of or compliance with any of the terms and provisions thereof will violate any State of California or any political division thereof, or Federal law or regulation governing WT-FSB's banking or trust powers;

                        (iii) (A) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by WT-FSB in its individual capacity, constitute the legal, valid and binding obligation of WT-FSB in its individual capacity enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by WT-FSB in its individual capacity of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on WT-FSB in its individual capacity;

                                (B) assuming due authorization, execution and delivery by each other party thereto, each of the Operative Agreements to which it is or is to be party when duly executed and delivered will, to the extent each such document is entered into by the Co-Owner Trustee in its trust capacity, constitute the legal, valid and binding obligation of the Co-Owner Trustee enforceable against it in such capacity in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws or equitable principles of general application to or affecting the enforcement of creditors' rights (regardless of whether enforceability is considered in a proceeding in equity or at law), and the performance by the Co-Owner Trustee of any of its obligations thereunder does not contravene any lease, regulation or contractual restriction binding on the Co-Owner Trustee;

                        (iv) there are no pending or, to its knowledge, threatened actions or proceedings against WT-FSB before any court or administrative agency which would materially and adversely affect the ability of WT-FSB, either in its individual capacity or as the Co-Owner Trustee, as the case may be, to perform its obligations under the Operative Agreements to which it is or is to be a party;

                        (v) WT-FSB has not offered and will not offer any interest in the Trust Estate, the Certificates or the Notes, or any similar securities for sale to, and has not solicited and will not solicit any offer to acquire the same from anyone and no responsible officer or responsible employee of WT-FSB has knowledge of any such offer or solicitation except as set forth in the Operative Agreements;

                        (vi) neither the execution and delivery by it, either in its individual capacity or as the Co-Owner Trustee, as the case may be, of any of the Operative Agreements to which it is or is to be a party, requires on the part of WT-FSB in its individual capacity or any of its Affiliates the consent or approval of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or California governmental authority or agency governing its banking or trust powers;

                        (vii) on the Closing Date the Co-Owner Trustee shall have received whatever title to the Property as was conveyed to it by the Existing Owner and the Property shall be free of Lessor Liens attributable to WT-FSB in its individual capacity;

                        (viii) it has not assigned or transferred any of its right, title or interest in or under the Lease, any Operative Document or the Property, except in accordance with the other Operative Agreements; and

                        (ix) no Default or Event of Default attributable to it has occurred and is continuing.

        SECTION 7.3 REPRESENTATIONS AND WARRANTIES OF THE LESSEE ON THE CLOSING DATE. The Lessee represents and warrants to each of the other parties hereto as of the Closing Date as follows:

                (a) Organization; Powers. Each of the Lessee and its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (iii) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect, and (iv) has the power and authority to execute, deliver and perform its obligations under each of the Operative Agreements and each other agreement or instrument contemplated thereby to which it is or will be a party.

                (b) Authorization. The execution, delivery and performance by the Lessee of each of the Operative Agreements to which it is or will be a party
(a) have been duly authorized by all requisite action, including, if required, stockholder action on the part of the Lessee and (b) will not (i) violate (A) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Lessee or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Lessee or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Lessee or any Subsidiary except in accordance with the Operative Agreements.

                (c) Enforceability. This Agreement and each of the other Operative Agreements to which the Lessee is a party has been duly executed and delivered by the Lessee and constitutes, a legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms, subject, in each case, as to enforceability, bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event of the Lessee) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

                (d) Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required by the Lessee in connection with the purchase, leasing or financing of the Property (the "Transactions"), except such as have been made or obtained and are in full force and effect.

                (e) Financial Statements. The consolidated balance sheet of the Lessee and its Subsidiaries as at September 30, 1999, and the related consolidated statements of income and cash flows of the Lessee and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of PricewaterhouseCoopers LLP, independent accountants, and the consolidated balance sheet of the Lessee and its Subsidiaries as at December 31, 1999 and March 31, 2000, and the related consolidated statements of income and cash flows of the Lessee and its Subsidiaries for the six months then ended, duly certified by the chief financial officer of the Lessee, copies of which have been furnished to the Agent and the Lessor, fairly present, subject, in the case of said balance sheets as at December 31, 1999 and March 31, 2000, and said statements of income and cash flows for the six months then ended, to year-end audit adjustments, the consolidated financial condition of the Lessee and its Subsidiaries as at such dates and the consolidated results of the operations of the Lessee and its Subsidiaries for the periods ended on such dates, all in accordance with GAAP consistently applied. Since March 31, 2000, no event has occurred which could reasonably be anticipated to have a Material Adverse Effect.

                (f) No Material Adverse Change. As of the Closing Date, there has been no material adverse change in the business, assets, property or condition, financial or otherwise, of the Lessee and its Subsidiaries since March 31, 2000.

                (g) Title to Properties; Possession Under Leases.

                        (i) Each of the Lessee and its Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets, free and clear of Liens and other exceptions to title, other than with respect to the Property, Permitted Liens or Permitted Exceptions and with respect to other material properties and assets, Liens or other exceptions to title that could not reasonably be anticipated to have a Material Adverse Effect.

                        (ii) Each of the Lessee and its Subsidiaries has complied with all obligations under all leases to which it is a party and all such leases are in full force and effect. Each of the Lessee and its Subsidiaries enjoys peaceful and undisturbed possession under all such leases.

                (h) Litigation, Compliance with Laws.

                        (i) There are not any actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the best knowledge of Lessee, threatened against the Lessee or any Subsidiary or any business, property or rights of any such person
        (i) which involve any Operative Agreements or the Transactions or (ii) which could reasonably be anticipated to have a Material Adverse Effect.

                        (ii) Neither the Lessee nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default could reasonably be anticipated to result in a Material Adverse Effect.

                (i) Agreements.

                        (i) Neither the Lessee nor any of its Subsidiaries is a party to any agreement or instrument or subject to any corporate or other restriction that has resulted or could reasonably be anticipated to result in a Material Adverse Effect.

                        (ii) Neither the Lessee nor any of its Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default could reasonably be anticipated to result in a Material Adverse Effect.

                (j) Federal Reserve Regulations. Neither the Lessee nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

                (k) Investment Company Act; Public Utility Holding Company Act. Neither the Lessee nor any of its Subsidiaries is (i) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                (l) Tax Returns. Each of the Lessee and its Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns required to have been filed by it and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, except taxes that are being contested in good faith by appropriate proceedings and for which the Lessee or such Subsidiary shall have set aside on its books adequate reserves.

                (m) No Material Misstatements. No information, report, financial statement, exhibit or schedule furnished by or on behalf of the Lessee to the Agent, any Participant or the Lessor in connection with the negotiation of any Operative Agreement or included therein or delivered pursuant thereto (including any information provided by Lessee to third parties in connection with the issuance of any Environmental Audit, title reports, surveys or appraisals of the Property) contained, contains or will contain any misstatement of a material fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that with respect to any Environmental Audit, title reports, recorded documents, appraisals or surveys prepared or issued by third parties with respect to the Property, such representation is limited to the best of Lessee's knowledge.

                (n) Employee Benefit Plans. Each of the Lessee and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the regulations and published interpretations thereunder. No Reportable Event has occurred as to which the Lessee or any ERISA Affiliate was required to file a report with the PBGC, and the present value of all benefit liabilities under each Plan (based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than $1,000,000 the value of the assets of such Plan. Neither the Lessee nor any ERISA Affiliate has incurred any Withdrawal Liability which remains unpaid and that could reasonably be anticipated to have a Material Adverse Effect. Neither the Lessee nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated within the meaning of Title IV of ERISA, and to the best knowledge of the Lessee no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, where such reorganization or termination has resulted or could reasonably be expected to result, through increases in the contributions required to be made to such Plan or otherwise, in a Material Adverse Effect.

                (o) Environmental Matters. To the best knowledge of Lessee: (i) the Property is free of material contamination from any Release of Hazardous Substances; (ii) neither the Lessee nor any of its Subsidiaries has any material contingent liability related to noncompliance with any Environmental Laws, or related to any Release or threatened Release of a Hazardous Substance or the generation, use, storage or disposal of Hazardous Substances associated with the Property; (iii) the Lessee and each Subsidiary is conducting its respective business in compliance with all applicable Environmental Laws and neither the Lessee nor any of its Subsidiaries has received notice of any failure to so comply; (iv) the Lessee's and its Subsidiaries' facilities do not manage any hazardous wastes, hazardous substances, hazardous materials, toxic substances, toxic pollutants or substances similarly denominated, as those terms or similar terms are used in the Environmental Laws, in violation of any such law or any regulations promulgated pursuant thereto; (v) the Buildings and Improvements were constructed and are being operated in compliance with all applicable Environmental Laws; and (vi) Neither the Lessee nor any of its Subsidiaries has caused or suffered to occur any Release with respect to any Hazardous Substance at, under, above or upon any real property which it owns or leases or to which it transported, disposed or arranged for disposal of Hazardous Substances that would result in a Material Adverse Effect. Neither the Lessee nor any of its Subsidiaries is involved in operations which are reasonably likely to result in the imposition of any material liability on the Lessee or any of its Subsidiaries under any Environmental Law.

                (p) Insurance. The Lessee has obtained insurance coverage covering the Property which meets the requirements of Section 14.1 of the Lease and such coverage is in full force and effect.

                (q) Representations and Warranties; No Default. The representations and warranties of the Lessee set forth in the Operative Agreements are true and correct. The Lessee is in compliance with its respective obligations under the Operative Agreements and there exists no Lease Default or Lease Event of Default under any of the Operative Agreements. No Lease Default or Lease Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on the Closing Date.

                (r) Nature of the Property. The Property consists of 15.7 acres of Land located at 4000 and 4100 E. Third Avenue, Foster City, California, and two office buildings known as Bayside Towers located thereon.

                (s) Authorization by the Lessee. The execution and delivery of each of the Lease Supplements, Consent to Assignment and each other Operative Agreement delivered by the Lessee on the Closing Date and the performance of the obligations of the Lessee under such Lease Supplements, Consent to Assignment and other Operative Agreements have been duly authorized by all requisite corporate action of the Lessee.

                (t) Execution and Delivery by the Lessee. Each of the Lease Supplements, Consent to Assignment and each other Operative Agreement delivered on Closing Date by the Lessee have been duly executed and delivered by the Lessee.

                (u) Valid and Binding Obligations. Each of the Lease Supplements, Consent to Assignment and each other Operative Agreement delivered by the Lessee on the Closing Date is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its respective terms, subject, in each case, as to enforceability, bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditor rights generally (insofar as any such law relates to the bankruptcy, insolvency, reorganization or similar event of the Lessee) and, as to the availability of specific performance or other injunctive relief, subject to the discretionary power of a court to deny such relief and to general equitable principles.

                (v) Reserved.

                (w) Priority of Liens. (i) Upon proper recordation, the Deed of Trust and the Assignment of Lease delivered on the Closing Date will constitute a valid and perfected first lien on the Lessor's interest in the Property and the Improvements located thereon, subject only to the Permitted Liens and the Permitted Exceptions, and (ii) upon proper filing, the Lessor Financing Statements will protect the Lessor's interest under the Lease to the extent the Lease is a security agreement governed by Article 9 of the Uniform Commercial Code.

                (x) Flood Zone. No portion of the Property being acquired by the Lessor on the Closing Date is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency requiring flood insurance under the National Flood Insurance Act of 1968, as amended.

                (y) Reserved.

                (z) Consents, etc. All consents, licenses and building permits required by all Legal Requirements for occupancy and operation of the Property have been or will be obtained and are or in full force and effect.

                (aa) Title to the Property. Upon the acquisition of the Property on the Closing Date, the Lessor will have good and marketable fee title to the Property, subject only to Permitted Exceptions.

                (bb) Conditions Precedent in Operative Agreements. All conditions precedent contained in this Agreement and in the other Operative Agreements to be satisfied by the Lessee relating to the acquisition of the Property by the Lessor have been satisfied in full.

                (cc) Reserved.

                (dd) Property-Related Matters. The Property complies with all material Legal Requirements (including all applicable zoning and land use laws and Environmental Laws) and Insurance Requirements. The Improvements on the Property do not encroach in any manner onto any adjoining land (except as permitted by express written easements or variance) and such Improvements and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants do and will comply with all applicable Legal Requirements (including all applicable Environmental Laws and building, planning, zoning and fire codes) in all material respects. There are no material defects to such Improvements including, without limitation, the plumbing, heating, air conditioning and electrical systems thereof and (ii) all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service such Improvements for their intended use are available pursuant to adequate permits (including any that may be required under applicable Environmental
Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any applicable Environmental Law) pending or, to the best of Lessee's knowledge, threatened which materially and adversely affects the title to, or the use, operation or value of, the Property. No fire or other casualty with respect to the Property has occurred which fire or casualty would have a Material Adverse Effect on the Lessee's ability to perform its obligations under the Lease and the other Operative Agreements. All utilities serving the Property are located in and vehicular access to the Improvements on the Property is provided by, either public rights-of-way abutting the Property or Appurtenant Rights. All applicable licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof of dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the Property, and (ii) the use and operation of the Improvements as permitted pursuant to the Lease have been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties.

                (ee) Offering. Neither Lessee nor anyone acting on behalf of the Lessee has directly or indirectly offered any interest in the Property, the Trust Estate or the Notes for sale to, or solicited any offer to acquire any of the same from, anyone other than the Investor, the Lenders, and other institutions, each of which is believed capable of evaluating and bearing the risks of investment in the transactions contemplated hereby.

                (ff) Tax Registration. The transactions contemplated hereby are either (i) not required to be registered pursuant to Code Section 6111 and any regulations promulgated thereunder or (ii) required to be registered pursuant to Code Section 6111, and, if so required, Lessee will properly and timely register such transaction in accordance with Code Section 6111 and any regulations promulgated thereunder and will provide the correct registration number to Lessor. No inference is to be drawn from this Section 7.3(ff) or Section 12.9 that (i) the transactions contemplated by the Operative Agreements (or any provision thereof) are a confidential corporate tax shelter subject to registration within the meaning of Code Section 6111 (and the regulations thereunder), a "potentially abusive tax shelter" within the meaning of Code
Section 6112 (and the regulations thereunder) or a transaction requiring a disclosure statement under Temporary Regulation Section 1.6011-4T or (ii) Lessee or any other signatory to this Participation Agreement or any other Operative Agreement is a promoter, organizer, manager, seller or investor in a corporate tax shelter, as any of those terms are defined under Code Section 6111 or 6112 (and any other regulations thereunder). It is understood and agreed that the representations, warranties and covenants contained in this Section 7.3(ff) are for the purpose of Section 12.9 hereof.

                                    SECTION 8

                           PAYMENT OF CERTAIN EXPENSES

        The Lessee agrees, for the benefit of the Lessor, the Co-Owner Trustee, each of the Participants and the Agent, that:

        SECTION 8.1 PAYMENT OF COSTS AND EXPENSES. The Lessee shall pay (on behalf of the Lessor or Co-Owner Trustee in the case of amounts incurred by the Lessor or Co-Owner Trustee) all amounts described in this Section 8.1 as set forth herein; provided, however, that the amounts set forth in clauses (a) through (c) below incurred in connection with the Closing Date may, so long as the conditions set forth herein for the Advances are satisfied, be paid with the proceeds of the Advances and capitalized as part of Project Cost:

                (a) All Transaction Expenses not otherwise referenced in this
Section 8.1.

                (b) All expenses of the Lessor, Co-Owner Trustee, the Participants and the Agent (including the fees, charges and disbursements of legal counsel and of local counsel, if any, who may be retained by such legal counsel in connection with (1) the negotiation, preparation, execution and delivery of any amendment, supplement or other modification to this Participation Agreement or any other Operative Agreement, whether or not such amendment, supplement or modification is ultimately entered into, or giving or withholding of waivers or consents hereto or thereto requested by the Lessee or
(2) any enforcement of any rights or remedies against the Lessee or the Property in respect of the Operative Agreements, including in connection with any workout, restructuring or negotiations in respect thereof, which shall be payable within ten (10) Business Days of demand.

                (c) The Structuring Fee.

        SECTION 8.2 BROKERS' FEES AND STAMP TAXES. The Lessee shall pay or cause to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Agreements.

        SECTION 8.3 CREDIT AGREEMENT AND RELATED OBLIGATIONS. The Lessee shall pay, on or before the due date thereof, all costs and expenses (other than principal and interest on the Loans, but including breakage costs and interest on overdue amounts pursuant to Section 2.7(c) of the Credit Agreement and
Section 12.6 hereof or otherwise) required to be paid by the Lessor and Co-Owner Trustee under the Credit Agreement, the Deed of Trust and the Assignment of Lease, but excluding matters arising from the default under the Operative Agreements or failure to comply with Requirements of Law by the Lessor, the Co-Owner Trustee or any Participant not attributable to the breach or default of the Lessee.

                                    SECTION 9

                         OTHER COVENANTS AND AGREEMENTS

        SECTION 9.1 COOPERATION WITH THE LESSEE. The Lessor, the Co-Owner Trustee and the Agent shall, to the extent reasonably requested by the Lessee (but without assuming additional liabilities on account thereof), at the Lessee's expense, cooperate with the Lessee in connection with its covenants contained herein or in any of the Operative Agreements, including, without limitation, at any time and from time to time, upon the request of the Lessee, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request in order to perform such covenants. The Lessor agrees that, to the extent it shall obtain actual knowledge of the occurrence of a Credit Agreement Default caused by the Lessor or any of its Affiliates, it shall promptly notify the Lessee describing the same in reasonable detail. The Agent agrees that, to the extent it shall obtain actual knowledge of the occurrence of a Lease Default or a Credit Agreement Default it shall promptly notify the Lessee describing the same in reasonable detail.

        SECTION 9.2 COVENANTS OF THE LESSOR, THE CO-OWNER TRUSTEE AND THE INVESTORS. Each of the Lessor, the Co-Owner Trustee and the Investors hereby agrees as to itself that so long as this Agreement is in effect:

                (a) Discharge of Liens. Each of the Lessor, the Co-Owner Trustee and the Investors will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it or any of its Affiliates; provided, however, that the Lessor, the Co-Owner Trustee and the Investors shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent.

                (b) Change of Chief Place of Business. The Lessor shall give prompt notice to the Lessee, the Agent and the Participants if the Lessor's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890-0001, or if it shall change its name. The Co-Owner Trustee shall give prompt notice to the Lessee, the Agent and the Participants if the Co-Owner Trustee's chief place of business or chief executive office shall cease to be located at 100 Wilshire Boulevard, Suite 1230, Santa Monica, California, or if it shall change its name.

                (c) Loan Documents. The Owner Trustee, the Co-Owner Trustee, the Agent, the Lenders and the Investors hereby agree that so long as the Lease is in effect, they will not consent to or permit any amendment, supplement, waiver or other modification of the terms and provisions of the Credit Agreement, the Notes or the other Security Documents, in each case if such could reasonably be anticipated to have the effect of modifying the rights, remedies or obligations of Lessee or could reasonably be anticipated to otherwise adversely affect Lessee, in each case without the prior written consent of Lessee, which Lessee may grant or withhold in its sole discretion.

        SECTION 9.3 AMENDMENT OF CERTAIN DOCUMENTS. (a) The Agent, for itself and on behalf of the Lenders, hereby agrees for the benefit of the Investors, and the Lessor that it will not amend, alter or otherwise modify, or consent to any amendment, alteration or modification of, the Lease (including the definitions of any terms used in such document) without the prior written consent of the Investors, and the Lessor as the case may be, if such amendment, alteration or modification would materially and adversely affect the interests of the Investors or the Lessor. Provisions requiring consent include, without limitation, any amendment, alteration or modification that would release the Lessee from any of its obligations in respect of the payment of Basic Rent, Supplemental Rent, Termination Value, Maximum Residual Guarantee Amount or the Purchase Option Price or any other payments in respect of the Property as set forth in the Lease, or amend the provisions of Section 8 of the Credit Agreement, or reduce the amount of, or change the time or manner of payment of, obligations of the Lessee as set forth in the Lease, or create or impose any obligation on the part of the Investors or the Lessor under the Lease, or extend or shorten the duration of the Term, or modify the provisions of this Section 9.3.

        (b) Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, or the Investors' rights under the Trust Agreement to remove the Owner Trustee, each of the Investors, the Owner Trustee and the Co-Owner Trustee hereby agrees with Lessee (so long as no Event of Default shall have occurred and be continuing), the Lenders and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement, except as permitted by the Trust Agreement, prior to the later of the Expiration Date or the payment in full of the obligations under the Notes and Certificates, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement prior to the Expiration Date (x) in such a manner as to adversely affect the rights of any such party and (y) without the prior written consent of the Lessee, which shall not be unreasonably withheld or delayed, provided the requirements of the preceding clause (x) are satisfied, in Lessee's judgment,
(iii) except as otherwise expressly authorized under the Operative Agreements, not to withdraw from the Trust Estate any funds, other than amounts payable to it as distributions of Basic Rent and Supplemental Rent without the prior written consent of each party and (iv) to comply with all of the terms of the Trust Agreement applicable to it, the performance of which would adversely affect such party.

        SECTION 9.4 PROCEEDS OF CASUALTY OR CONDEMNATION. The Investor and the Lessor agree, for the benefit of the Agent and the Lenders, that if at any time either the Investor or the Lessor receives any proceeds as a result, directly or indirectly, of any Casualty or Condemnation with respect to the Property which the Lessor is entitled to retain and hold in accordance with the terms of the Lease, they will promptly deposit such amounts in an account with the Agent. The Investor and the Lessor also agree that they will execute and deliver such documents and instruments as the Agent may request in order to grant the Agent, for the benefit of the Lenders, a valid and perfected, first priority security interest in such proceeds.

        SECTION 9.5 COVENANTS OF THE LESSEE. The Lessee hereby agrees that so long as this Agreement is in effect:

                (a) Information. The Lessee will deliver to the Lessor, the Investors, the Lenders and the Agent:

                        (i) as soon as available and in any event within ninety-five (95) days after the end of each fiscal year of the Lessee, a statement of financial position of the Lessee and its consolidated subsidiaries as of the end of such fiscal year and the related consolidated statements of income, shareholder's equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent accountants of nationally recognized standing, together with an Officer's Certificate from the chief financial officer of the Lessee substantially in the form of Exhibit G hereto containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 9.5 and stating that no Default or Event of Default has occurred or is continuing, or if any Default or Event of Default has occurred and is continuing, describing it and the steps if any, being taken to cure it;

                        (ii) as soon as available and in any event within fifty
        (50) days after the end of each of the first three quarters of each fiscal year of the Lessee, an unaudited consolidated statement of financial position of the Lessee as of the end of such period and the related consolidated statements of income, shareholders' equity and cash flows for such period and for the portion of the Lessee's fiscal year ended at the end of such period, together with an Officer's Certificate of the chief financial officer of the Lessee or other officer responsible for the financial affairs of the Lessee substantially in the form of Exhibit G hereto containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 9.5 and stating that no Default or Event of Default has occurred or is continuing or, if any Default or Event of Default has occurred and is continuing, describing it and the steps, if any, being taken to cure it;

                        (iii) promptly after the filing thereof, if applicable, copies of all reports on Forms 10-K, 10-Q and 8-K (or their equivalents), which the Lessee shall have filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended;

                        (iv) if and when any member of the ERISA Group (1) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV or ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (2) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (3) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (4) applies for a waiver of the minimum funding standard under
        Section 412 of the Code, a copy of such application; (5) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (6) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (7) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Lessee setting forth details as to such occurrence and action, if any, which the Lessee or applicable member of the ERISA Group is required or proposes to take;

                        (v) promptly after the occurrence of any Default or Event of Default, notice thereof in writing, together with information regarding the steps, if any, being taken to cure it; and

                        (vi) from time to time such additional information regarding the Lessee or the Property as the Lessor or the Agent, at the request of any Participant, may reasonably request.

                (b) Compliance with Laws. The Lessee will, and will cause its Subsidiaries to, comply with all applicable laws, ordinances, rules, regulations, orders and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and noncompliance will not result in costs in excess of $5,000,000.

                (c) Further Assurances. The Lessee shall take or cause to be taken from time to time all action necessary to assure during the Term that title to the Property remains in the Lessor as contemplated by Section 12.1 of the Lease, that the Lessor holds a perfected Lien on the Property securing the Lease Balance as contemplated by Section 7.2 of the Lease, and that the Agent holds a perfected Lien on the Property and the Lease securing the repayment of the Loans.

                (d) Existence; Franchises; Businesses. Except as otherwise expressly permitted in this Agreement, the Lessee shall, and shall cause each Subsidiary to (i) maintain in full force and effect its separate existence and all material rights, licenses, leases and franchises reasonably necessary to the conduct of its business, and (ii) ensure that its principal businesses relate to the Internet, intranet, network, telecommunications, content distribution or software industries.

                (e) Books and Records. The Lessee shall, and shall cause each Subsidiary to, maintain its books and records in accordance with GAAP, and permit the Participants to make or cause to be made inspections and audits of any books, records and papers of the Lessee and its Subsidiaries and to make extracts therefrom at all such reasonable times and as often as any such Person may reasonably require.

                (f) Minimum Consolidated Tangible Net Worth. As of the end of each fiscal quarter, the Lessee's Consolidated Tangible Net Worth will not be less than $200,000,000.

                (g) Minimum Consolidated Fixed Charge Ratio. The Lessee shall maintain, as of the end of each fiscal quarter, from and after September 30, 2001, a minimum Consolidated Fixed Charge Ratio of at least 1.50 to 1.00.

                (h) Minimum Consolidated EBITDA. As of the end of each fiscal quarter, the Lessee shall maintain a Consolidated EBITDA of not less than $0.

                (i) Fundamental Changes. The Lessee shall not, nor shall it permit any Subsidiary to, enter into any merger, consolidation or amalgamation, where it is not the surviving entity, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); convey, sell, assign, transfer or otherwise dispose of all or substantially all of the property, business or assets of the Lessee and its Subsidiaries; provided, however, that if (i) at least ten (10) days prior to the consummation of such transaction the Lessee shall have furnished to the Lessor, the Participants and the Agent an Officer's Certificate of the chief financial officer of the Lessee that no Default or Event of Default shall occur after giving effect thereto and that the other conditions of this clause (i) shall be met and demonstrating compliance therewith; and (ii) no Default or Event of Default shall have occurred before or after giving effect thereto:

                                (A) any Subsidiary of the Lessee may be merged
                or consolidated with or into the Lessee (provided, however, that the Lessee shall be the continuing or surviving corporation) or with or into any one or more wholly-owned Subsidiaries of the Lessee (provided, however, that the wholly-owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

                                (B) any wholly-owned Subsidiary may sell, lease,
                transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Lessee or any other wholly-owned Subsidiary of the Lessee; and

                                (C) the Lessee may merge or consolidate with or
                into any other Person so long as (i) either the Lessee shall be the continuing or surviving corporation or (ii) if the Lessee is not the continuing or surviving entity, (a) the continuing or surviving entity enters into an agreement assuming the obligations of the Lessee under the Operative Agreements and agreeing to be bound thereby, in form and substance acceptable to the Lessor and the Agent, and executes, delivers, files and records such amendments to the Operative Agreements as Lessor and Agent shall consider reasonably necessary to preserve and protect Lessor's, Agent's and the Participant's interests in the Property and the Liens securing the same; (b) Lessor and Agent are satisfied that the surviving or continuing entity is as financially capable of performing the Lessee's obligations under the Operative Agreements as is the Lessee as of the Closing Date, and (c) the Officer's Certificate shall demonstrate pro forma compliance with the financial covenants contained in this
                Section 9.5 as of the most recent quarterly compliance date and that the Consolidated Tangible Net Worth of the surviving entity immediately after giving effect to such transaction is not less than the Consolidated Tangible Net Worth of the Lessee as of the Closing Date.

                (j) No Impairment of Deposits. The Lessee shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, enter into or become bound by any agreement, instrument, indenture or other obligation which could directly or indirectly restrict, prohibit or require the consent of any Person to the making by the Lessee of any deposit constituting part of the Defeasance Deposit or the realization thereon or utilization thereof (or of any earnings thereon or of any other Collateral) by the Lessor, the Agent or any of the Participants.


                                   SECTION 10

                                CREDIT AGREEMENT

        SECTION 10.1 LESSEE'S CREDIT AGREEMENT RIGHTS. Notwithstanding anything to the contrary contained in the Credit Agreement, the Agent, the Lessor and the Participants hereby agree that:

                (a) the Lessee shall have the right to give the notice referred to in Section 2.3 of the Credit Agreement;

                (b) the Lessee shall have the right to continue Loans and select Interest Periods in accordance with Section 2.5 of the Credit Agreement;

                (c) the Lessee shall have the right to receive copies of all notices delivered to the Lessor, the Agent or the Investors under the Credit Agreement and the other Operative Agreements and such notices shall not be effective until received;

                (d) the Lessee shall have the right to give notice of prepayment of the Loans in accordance with Section 2.4 of the Credit Agreement;

                (e) the Lessee shall have the right to cure, to the extent susceptible to a cure, any Default or Event of Default of the Lessor under the Credit Agreement; provided, that (except with respect to an Event of Default under Section 6.1(a) of the Credit Agreement or Section 17.1(a) of the Lease) such right to cure any Default or Event of Default shall extend thirty (30) days beyond the grace periods contained in the Credit Agreement;

                (f) the Lessee shall have the right to approve any successor Agent pursuant to Section 7.9 of the Credit Agreement; and

                (g) without limiting the foregoing clauses (a) through (f), and in addition thereto, (x) in the absence of a continuing Lease Event of Default, the Lessor shall not exercise any right under the Credit Agreement without giving the Lessee at least ten (10) Business Days' prior written notice (or such shorter period as may be required but in no case less than three (3) Business
Days) and, following such notice, the Lessor shall take such action, or forbear from taking such action, as the Lessee shall direct and (y) in the absence of a continuing Lease Event of Default, the Lessee shall have the right to exercise any other right of the Lessor under the Credit Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Lessor. Notwithstanding the foregoing, the Lessor and the Investor shall retain the exclusive right to the exercise of the Excepted Rights.


                                   SECTION 11

                              TRANSFER OF INTEREST

        SECTION 11.1 ASSIGNMENTS. Each Participant may, without the consent of the Lessee, assign all or a portion of its rights and obligations hereunder pursuant to an assignment agreement substantially in the form of Exhibit F (an "Assignment and Acceptance") to one or more Persons, with respect to Loan Commitments and Loans or Investor Commitments and Investor Contributions, provided, that (x) each such assignment shall be of a constant, not varying, percentage of all of the assigning Participant's rights and obligations under the Operative Agreements and (y) either (A) such assignee has a minimum net worth of not less than $100,000,000 or (B) in the absence of a Lease Event of Default, such assignee is approved by the Lessee, which approval shall not be unreasonably withheld or delayed (such assignee, an "Eligible Assignee"). In the case of assignments made by a Lender, any such assignment shall be in a minimum aggregate amount of $5,000,000 of its Loan Commitment (or the balance of such Loan Commitment, if less) and the aggregate remaining Loan Commitment of the assigning Lender shall, after giving effect to the proposed assignment, be at least $5,000,000 or if less, zero. In the case of assignments made by an Investor, any such assignment shall be in a minimum aggregate amount of $500,000 of its Investor Commitment (or the balance of such Investor Commitment, if less) and the aggregate remaining Investor Commitment of the assigning Investor shall, after giving effect to the proposed assignment, be at least $500,000 or if less, zero. Any assignment hereunder shall be effective upon delivery to the Agent and the Lessor of written notice of the assignment together with a transfer fee of $2,500 payable by the assignor Participant or the assignee Participant to the Agent for its own account. The assigning Participant will give prompt notice to the Lessee, the Agent and the Lessor of any such assignment. Upon the effectiveness of any such assignment (and after notice to and consent of the Lessee, the Agent and the Lessor, as provided herein), the assignee shall become a "Lender" or "Investor", as the case may be, for all purposes of the Operative Agreements and, to the extent of such assignment, the assigning Participant shall be relieved of its obligations hereunder to the extent of the Loans or Investor Contributions, as the case may be, and Commitment components being assigned. The Agent and the Lessor agree that upon notice of any such assignment and surrender of the appropriate Note or Notes they will promptly provide to the assigning Lender and to the assignee separate promissory notes in the amount of their respective interests substantially in the form of the original Note (but with notation thereon that it is given in substitution for and replacement of the original Note or any replacement notes thereof). The Lessee shall not be responsible for any costs or expenses incurred by any Participant, and shall not be required to incur or sustain any costs in connection with an assignment of all or any of its rights and obligations in connection with an assignment pursuant to this Section 11.1.

        SECTION 11.2 PARTICIPATIONS. Each Participant may, without the consent of the Lessee, sell, transfer, grant or assign participations in all or any part of such Participant's interests and obligations hereunder and under the other Operative Agreements; provided, that (i) such selling Participant shall remain a "Lender" or "Investor", as the case may be, for all purposes under the Operative Agreements (such selling Participant's obligations under the Operative Agreements remaining unchanged) and the sub-participant shall not constitute a Lender or a Investor, as the case may be, hereunder, (ii) no such sub-participant shall have, or be granted, rights to approve any amendment or waiver relating to the Operative Agreements except to the extent any such amendment or waiver would (A) reduce the principal of or rate of interest or Yield on or fees in respect of any Loans or Investor Contributions in which the sub-participant is participating, (B) postpone the date fixed for any payment of principal (including extension of the Expiration Date or the date of any mandatory prepayment), interest, Yield or fees in which the sub-participant is participating, or (C) release all or substantially all of the collateral or guarantees (except as expressly provided in the Operative Agreements) supporting any of the Loans or Investor Contributions or Commitments in which the sub-participant is participating, and (iii) sub-sub-participations by the sub-participant (except to an Affiliate, parent company or Affiliate of a parent company of the Participant) shall be prohibited. In the case of any such participation, the sub-participant shall not have any rights under the Operative Agreements (the sub-participant's rights against the selling Participant in respect of such participation to be those set forth in the participation agreement with such Participant creating such participation) and all amounts payable by the Lessee hereunder shall be determined as if such Participant had not sold such participation; provided, however, that such sub-participant shall be entitled to receive additional amounts under Sections 12.3 and 12.7 on the same basis as if it were a Participant (but only to the extent that the Participant would have been entitled to receive such additional amounts with respect to the interest participated had it not sold such participation). The Lessee shall not be responsible for any costs or expenses incurred by any Participant in connection with a sale, transfer, grant or assignment of participations pursuant to this Section 11.2.

        SECTION 11.3 DISCLOSURE OF INFORMATION; PLEDGE UNDER REGULATION A.

                (a) Any Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11, disclose to such assignee or participant or proposed assignee or participant, any information relating to the Lessee or the Transactions, provided, that prior to such disclosure such proposed assignee or participant shall have agreed in writing to keep any such information confidential substantially on the terms of Section 11.3(b).

                (b) The Agent and the Participants understand that some of the information and documents furnished to them pursuant to the Operative Agreements may be confidential and each of them agrees that it will keep all non-public information, documents and agreements so furnished to it confidential and will make no disclosure to other Persons of such information or agreements until it shall have become public, except disclosure may be made (i) to the extent required in connection with maters involving operations under or enforcement or amendment of the Operative Agreements; (ii) to the Lenders' and the Investor's examiners and auditors or in accordance with the Lenders' or Investor's obligations under law or regulations or pursuant to subpoenas or other process to make information available to governmental agencies and examiners or to others; (iii) to any corporate affiliate of any Participant so long as such affiliate agrees to accept such information or agreement subject to the restrictions provided in this Section 11.3(b); (iv) to the Participant's counsel and other professional advisors so long as such Persons are instructed to keep such information confidential in accordance with the provisions of this
Section 11.3(b); (v) to proposed assignees and participants in accordance with
Section 11.3(a); and (vi) with the prior written consent of the Lessee.

                (c) Anything in this Section 11 to the contrary notwithstanding, any Participant may without the consent of Lessee, the Agent or the Lessor assign and pledge all or any portion of the Notes held by it to any Federal Reserve Bank, the United States Treasury or to any other financial institution as collateral security pursuant to Regulation A of the Federal Reserve Board and any operating circular issued by the Federal Reserve System and/or the Federal Reserve Bank or otherwise; provided, any payment by Lessee for the benefit of the assigning or pledging Participant shall be deemed to satisfy Lessee's obligations with respect thereto.


                                   SECTION 12

                                 INDEMNIFICATION

        SECTION 12.1 GENERAL INDEMNITY. The Lessee, whether or not any of the transactions contemplated hereby shall be consummated, hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person (whether because of action or omission of such Indemnified Person or otherwise, whether or not such Indemnified Person shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Expiration Date, in any way relating to or arising or alleged to arise out of (i) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, repair, maintenance, modification, transportation, condition, operation, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Property or any part thereof, (ii) any latent or other defects in any Property whether or not discoverable by an Indemnified Person or the Lessee; (iii) a violation of any Legal Requirement or Requirement of Law; (iv) the Operative Agreements, or any transaction contemplated thereby; (v) any breach by the Lessee of any of its representations or warranties under the Operative Agreements or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; (vi) personal injury, death or property damage relating to the Property, including Claims based on strict liability in tort; (vii) the existence of any Lien on or with respect to the Property, the Improvements, the Equipment, any Basic Rent or Supplemental Rent, title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, the Lessor or any of their contractors or agents or by reason of the financing of the Property or any personality or equipment purchased or leased by the Lessee or Improvements or Modifications constructed by the Lessee, except Lessor Liens and Liens in favor of the Agent or the Lessor; and (viii) the Transactions contemplated hereby or by any other Operative Agreement, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code; but in any event excluding (A) Claims to the extent such Claims arise solely out of events occurring after the expiration of the Term and after the Lessee's discharge of all its obligations under the Lease and the other Operative Agreements, (B) as to any Indemnified Person, any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnified Person (as opposed to gross negligence or willful misconduct imputed to such Indemnified Person), (C) Claims arising from the acts or omissions of Lessor or any other occupant of the Property, or the agents, employees, contractors or invitees of either of them, occurring after Lessee's right to possession of the Property has been terminated and Lessee has surrendered possession of the Property, (D) any claim resulting from Lessor Liens, and (E) any Claim arising from a breach by such Indemnified Person under this Agreement or any other Operative Agreements or any other agreement entered into in connection herewith or therewith. The Lessee shall be entitled to control, and shall assume full responsibility for the defense of, any Claim; provided, however, that any Indemnified Person named in such Claim may retain separate counsel reasonably acceptable to the Lessee at the expense of the Lessee in the event of and to the extent of a conflict. The Lessee and each Indemnified Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnified Person shall not be a condition to the Lessee's obligations under this Section 12.1, except to the extent failure to give such notice materially prejudices Lessee's rights hereunder. After an Indemnified Person has been fully indemnified for a Claim pursuant to this Section 12.1, and so long as no Lease Event of Default under the Lease shall have occurred and be continuing, the Lessee shall be subrogated to any right of such Indemnified Person with respect to such Claim. None of the Indemnified Persons shall settle a Claim without the consent of the Lessee, which consent shall not be unreasonably withheld or delayed. Notwithstanding anything herein to the contrary, the indemnity provided by Lessee in favor of the Owner Trustee shall survive the termination of the Trust and the resignation and removal of the Owner Trustee but only to the extent reasonably required for the full performance of such indemnity.

        SECTION 12.2 ENVIRONMENTAL INDEMNITY. Without limitation of the other provisions of this Section 12, the Lessee hereby agrees to indemnify, hold harmless and defend each Indemnified Person on an After Tax Basis from and against any and all Claims (including, without limitation, third party Claims for personal injury or real or personal property damage), losses (including, but not limited to, to the extent the Lease Balance and all other Obligations have not been fully paid, any loss of value of the Property, damages, liabilities, fines, penalties, charges, and all reasonable costs and expenses incurred in connection therewith (including, but not limited to, reasonable consultants' and attorneys' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial removal or restoration work, arising in whole or in part, out of:

                (a) the presence on or under the Property of any Hazardous Substances, or any Release of any Hazardous Substances on, under, from or onto the Property;

                (b) any activity, including, without limitation, construction, carried on at the Property, and whether by the Lessee or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee or any predecessor in title, or any other Persons (including such Indemnified Person), in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Substances that at any time are located or present on or under the Property;

                (c) loss of or damage to the Property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws, in each case arising from activities on or conditions with respect to the Property;

                (d) any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records, in each case arising from activities on or conditions with respect to the Property;

                (e) any residual contamination on or under any parcel of Land, or affecting any natural resources, and any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Substances from any parcel of Land, and irrespective of whether any of such activities were or will be undertaken accordance with all Requirements of Law.

provided, however, the Lessee shall not be required to indemnify any Indemnified Person under this Section 12.2 for (1) Claims to the extent such Claims arise solely out of events occurring after the expiration of the Term and after the Lessee's discharge of all its obligations under the Lease and the other Operative Agreements or (2) as to any Indemnified Person, any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnified Person (as opposed to gross negligence or willful misconduct imputed to such Indemnified Person). It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from, any remedy under the Lease or any other Operative Agreement.

        SECTION 12.3 GENERAL IMPOSITIONS INDEMNITY.

                (a) Indemnification. The Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the Property and all Indemnified Persons, and hold it and them harmless against, all Impositions on an After Tax Basis.

                (b) Payments.

                        (i) Subject to the terms of Section 12.3(f), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnified Person, as appropriate, and the Lessee shall at its own expense, upon such Indemnified Person's reasonable request, furnish to such Indemnified Person copies of official receipts or other satisfactory proof evidencing such payment.

                        (ii) In the case of Impositions for which no contest is conducted pursuant to Section 12.3(f) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions before delinquency. In the case of Impositions for which the Lessee reimburses an Indemnified Person, the Lessee shall do so within twenty (20) days after receipt by the Lessee of demand by such Indemnified Person describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to thirty (30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 12.3(f), the Lessee shall pay such Impositions or reimburse such Indemnified Person for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), thirty (30) days prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 12.3(f).

                        (iii) Impositions imposed with respect to the Property for a billing period during which the Lease expires or terminates (unless a Renewal Term is to apply or the Lessee has exercised the Purchase Option or the Maturity Date Purchase Option with respect to the Property) shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

                        (iv) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Indemnified Person. The fees and expenses of such independent public accounting firm shall be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 10% or more of the payment as computed by the Indemnified Person, in which case such fee shall be paid by the Indemnified Person.

                (c) Reports and Returns. (i) The Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection (a) and of which the Lessee has knowledge or should have knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Indemnified Person of such requirement and (except if such Indemnified Person notifies the Lessee that such Indemnified Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Requirements of Law, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnified Person, advise such Indemnified Person of such fact and prepare such return, statement or report for filing by such Indemnified Person or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection (a), provide such Indemnified Person at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such

Indemnified Person shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Indemnified Person (and not otherwise available to or within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports. Each Indemnified Person agrees to use commercially reasonable efforts to send to the Lessee a copy of any written request or other notice that the Indemnified Person receives with respect to any reports or returns required to be filed with respect to the Property or the transactions contemplated by the Operative Agreements, it being understood that no Indemnified Person shall have any liability for failure to provide such copies.

                (d) Income Inclusions. If as a result of the payment or reimbursement by the Lessee of any expenses of any Lessor or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Agreements, any Lessor or any Lender or any of their respective Affiliates shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Persons (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by such person in respect thereof, as well as any interest, penalties and additions to tax payable by such Lessor, such Lender or such Affiliate, in respect thereof.

                (e) Withholding Taxes. As between the Lessee on one hand, and the Lessor or the Agent or any Participant on the other hand, the Lessee shall be responsible for, and, subject to the provisions of Sections 12.3(g) and (h), the Lessee shall indemnify and hold harmless the Lessor, the Agent and the Participants (without duplication of any indemnification required by subsection
(a)) on an After Tax Basis against, any obligation for United States or foreign withholding taxes imposed in respect of payments with respect to the Loans or Investor Contributions or with respect to Rent payments under the Lease or payments of the Termination Value or Purchase Option Price (and, if the Lessor, the Agent or any Participant receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor, the Agent or such Participant), but excluding from the foregoing any obligation of the Lessee to indemnify with respect to withholding taxes with respect to taxes and other impositions that are not included within the definition of "Impositions" under the Operative Agreements.

                (f) Contests of Impositions.

                        (i) If a written claim is made against any Indemnified Person or if any proceeding shall be commenced against such Indemnified Person (including a written notice of such proceeding), for any Impositions, such Indemnified Person shall promptly (and in any event within thirty (30) days) notify the Lessee in writing (but failure to so timely notify shall not relieve Lessee of its obligations hereunder except to the extent that such failure shall have materially prejudiced the ability of Lessee to contest the claim or matter) and shall not take action with respect to such claim or proceeding without the consent of the Lessee for thirty (30) days after the receipt of such notice by the Lessee; provided, however, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such

        Indemnified Person shall, in such notice to the Lessee, inform the Lessee of such shorter period, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessee before two days before the end of such shorter period; provided, further, that the failure of such Indemnified Person to give the notices referred to in this sentence shall not diminish the Lessee's obligation hereunder except to the extent such failure precludes the Lessee from contesting all or part of such claim.

                        (ii) If, within thirty (30) days of receipt of such notice from the Indemnified Person (or such shorter period as the Indemnified Person has notified the Lessee is required by law or regulation for the Indemnified Person to commence such contest), the Lessee shall request in writing that such Indemnified Person contest such Imposition, the Indemnified Person shall, at the expense of the Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest involves a tax other than a tax on net income and can be pursued independently from any other proceeding involving a tax liability of such Indemnified Person, the Indemnified Person, at the Lessee's request, shall allow the Lessee to conduct and control such contest and (B) in the case of any contest, the Indemnified Person may request the Lessee to conduct and control such contest) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper or (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings.

                        (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Indemnified Person may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnified Person shall waive its rights to any indemnity from the Lessee that otherwise would be payable in respect of such claim and shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this Section 12.3 by way of indemnification or advance for the payment of an Imposition other than expenses of such contest.

                        (iv) Notwithstanding the foregoing provisions of this
        Section 12.3, an Indemnified Person shall not be required to take any action and the Lessee shall not be permitted to contest any Impositions in its own name or that of the Indemnified Person unless (A) the Lessee shall have agreed to pay in writing and shall pay to such Indemnified Person on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnified Person actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements and the contested claim if ultimately required to be paid, (B) in the case of a claim that must be pursued in the name of an Indemnified Person (or an Affiliate thereof), the amount of the potential indemnity exceeds $50,000, (C) the Indemnified Person shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property or the Defeasance Deposit Collateral, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, the Lessee shall provide to the Indemnified Person an interest-free advance in an amount equal to the Imposition that the Indemnified Person is required to pay (with no additional net after-tax cost to such Indemnified Person), (E) the Lessee shall have provided to such Indemnified Person an opinion of independent tax counsel selected by the Lessee and reasonably satisfactory to the Indemnified Person stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that the position asserted in such appeal will more likely than not prevail) and (F) no Event of Default shall have occurred and be continuing. In no event shall an Indemnified Person be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnified Person shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 12.3, unless there shall have been a change in law (or interpretation thereof) and the Indemnified Person shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Indemnified Person and reasonably acceptable to the Lessee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnified Person will prevail in such contest.

                (g) Documentation of Withholding Status. Each Participant (or any successor thereto or Transferee thereof) that is organized under the laws of a jurisdiction outside of the United States of America shall:

                        (i) on or before the date it becomes a party to any Operative Agreement, deliver to the Lessee any certificates, documents, or other evidence that shall be required by the Code or Treasury Regulations issued pursuant thereto to establish its exemption from United States Federal withholding requirements, including (A) two valid, duly completed, original copies of Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form properly and duly executed, certifying in each case that such party is entitled under Section 1442 of the Code or any other applicable provisions thereof or under any applicable tax treaty or convention to receive payments pursuant to the Operative Agreements without deduction or withholding of any United States federal income taxes and is a foreign person thereby entitled to an exemption from United States backup withholding taxes, and any such additional form (or any successor form or forms required) upon the expiration or obsolescence of any previously delivered form; and

                        (ii) comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.

                (h) Limitation on Tax Indemnification. The Lessee shall not be required to indemnify any Indemnified Person, or to pay any increased amounts to any Indemnified Person or tax authority with respect to any Impositions pursuant to this Section 12.3 to the extent that

(i) any obligation to withhold, deduct, or pay amounts with respect to Tax existed on, or arose in connection with any event occurring prior to, the date such Indemnified Person became a party to any Operative Agreement (and, in such case, the Lessee may deduct and withhold such Tax from payments pursuant to the Operative Agreements), or (ii) such Indemnified Person fails to comply with the provisions of Section 12.3(g) (and, in such case, the Lessee may deduct and withhold all Taxes required by law as a result of such noncompliance from payments made by the Lessee pursuant to the Operative Agreements). With respect to any transferee of any Participant (including a transfer resulting from any change in the designation of the lending office of a Participant), the transferee shall not be entitled to any greater payment or indemnification under this Section 12.3 than the transferor would have been entitled to.

                (i) Owner Trustee and Co-Owner Trustee. Notwithstanding any provision of Section 12.3 to the contrary, the Owner Trustee and the Co-Owner Trustee shall be indemnified by the Lessee at all times for any and all Impositions other than Impositions on the fees and compensation of the Owner Trustee or the Co-Owner Trustee in such capacity under the Trust Agreement.

        SECTION 12.4 EURODOLLAR RATE LENDING UNLAWFUL. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Participant to make, continue or maintain Eurodollar Loans or Eurodollar Investor Contributions as contemplated by the Operative Agreements, (i) such Participant shall promptly give written notice of such circumstances to the Lessee, the Lessor and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (ii) the commitment of such Lender or Investor, as the case may be, hereunder to make, continue or maintain Eurodollar Loans or Eurodollar Investor Contributions shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Participant to make, continue or maintain Eurodollar Loans or Eurodollar Investor Contributions, such Participant shall then have a commitment only to make or maintain ABR Loans or ABR Investor Contributions when a Eurodollar Loan or Eurodollar Investor Contribution is requested and (c) such Participant's Loans and Investor Contributions then outstanding as Eurodollar Loans or Eurodollar Investor Contributions, if any, shall be converted automatically to ABR Loans or ABR Investor Contributions on the respective last days of the then current Interest Periods with respect to such Loans and Investor Contributions or within such earlier period as required by law. If any such conversion of Eurodollar Loans or Eurodollar Investor Contributions occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Lessee shall pay to such Participant such amounts, if any, as may be required pursuant to Section 12.7. In any such case, interest and principal (if any) shall be payable contemporaneously with the related Eurodollar Loans or Eurodollar Investor Contributions of the other Participants.

        SECTION 12.5 DEPOSITS UNAVAILABLE. If any of the Participants shall have determined that:

                        (i) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Participant in its relevant market; or

                        (ii) by reason of circumstances affecting the Participant's relevant market, adequate means do not exist for ascertaining the interest rate or Yield, as the case may be, applicable to such Participant's Eurodollar Loans or Eurodollar Investor Contributions;

then, upon notice from such Participant to the Lessee, the Lessor, the Agent and the other Participants, (x) the obligations of the Participants to make or continue any Loans or Investor Contributions as, or to convert any Loans or Investor Contributions into, Eurodollar Loans or Eurodollar Investor Contributions shall be suspended, and (y) each outstanding Eurodollar Loan or Eurodollar Investor Contribution shall automatically convert into an ABR Loan or ABR Investor Contribution on the last day of the current Interest Period applicable thereto.

        SECTION 12.6 INCREASED COSTS, ETC.

                (a) If the adoption of or any change in a Requirement of Law or in the interpretation or application thereof by any Governmental Authority charged with administration thereof applicable to any Participant, or compliance by any Participant with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the Closing Date (or, if later, the date on which such Participant becomes a Participant):

                        (i) shall subject such Participant to any tax of any kind whatsoever with respect to any Eurodollar Loans or Eurodollar Investor Contributions made, continued or maintained by it or its obligation to make, continue or maintain Eurodollar Loans or Eurodollar Investor Contributions, or change the basis of taxation of payments to such Participant in respect thereof; or

                        (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, Loans and Investor Contributions, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Participant which is not otherwise included in the determination of the Adjusted Eurodollar Rate hereunder; or

                        (iii) shall impose on such Participant any other condition (excluding any Tax of any kind) whatsoever in connection with the Operative Agreements, but excluding therefrom (A) any Impositions imposed on the income or receipts of any of the Participants or (B) any tax, assessment or other charge that would not have been imposed but for the failure of such Participant to comply with a Legal Requirement;

and the result of any of the foregoing is to increase the cost to such Participant, by an amount which such Participant reasonably deems to be material, of making, continuing or maintaining Eurodollar Loans or Eurodollar Investor Contributions or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Lessee and the Lessor from such Participant, through the Agent and/or the Lessor, in accordance herewith, the Lessee shall pay such Participant any additional amounts necessary to compensate such Participant on an After Tax Basis for such increased cost or reduced amount receivable; provided, that, in any such case, the Lessee may elect to convert the Eurodollar Loans or Eurodollar Investor Contributions made by such Participant hereunder to ABR Loans or ABR Investor Contributions by giving the Agent at least one Business Day's notice of such election, in which case the Lessee shall promptly pay to such Participant, upon demand, without duplication, such amounts, if any, as may be required pursuant to Section 12.7. All payments required by this Section 12.6(a) shall be made by the Lessee within 10 Business Days after demand by the affected Participant. The Lessee shall not be obligated to reimburse any Participant for any increased cost or reduced return incurred more than 120 days after the date that such Participant receives actual notice of such increased cost or reduced return unless such Participant gives notice thereof to the Lessor and the Lessee in accordance with this Section 12.6 during such 120 day period. If any Participant becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Lessee, through the Agent and/or the Lessor, certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Participant and a reasonably detailed explanation of the calculation thereof (including the method by which such Participant allocated such amounts to the applicable Lessee or lessees). Such a certificate as to any additional amounts payable pursuant to this clause submitted by such Participant, through the Agent and/or the Lessor, to the Lessee shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and Investor Contributions and all other amounts payable hereunder.

                (b) Each Participant shall use its reasonable efforts to reduce or eliminate any claim for compensation pursuant to this Section 12.6, including, without limitation, a change in the office of such Participant at which its obligations related to this Participation Agreement are maintained if such change will avoid the need for or reduce the amount of, such compensation and will not, in the reasonable judgment of such Participant, be otherwise disadvantageous to it. If any such claim for compensation shall not be eliminated or waived, the Lessee shall have the right to replace the affected Participant with a new financial institution that shall succeed to the rights of such Participant under this Participation Agreement; provided, that such Participant shall not be replaced hereunder until it has been paid in full such claim and all other amounts owed to it hereunder.

        SECTION 12.7 FUNDING LOSSES. The Lessee agrees to indemnify each Indemnified Person and to hold each Indemnified Person harmless on an After Tax Basis from any loss or expense which such Indemnified Person may sustain or incur (other than through such Person's own gross negligence or willful misconduct) as a consequence of (a) default by the Lessee in making a borrowing of or continuation of Loans or Investor Contributions which are Eurodollar Loans or Eurodollar Investor Contributions after Lessee has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Lessee in making any prepayment of a Loan or Investor Contribution which is a Eurodollar Loan/Investor Contribution after the Lessee has given a notice thereof in accordance with the provisions of this Agreement, or (c) the making of a prepayment of Loans or Investor Contributions which are Eurodollar Loans or Eurodollar Investor Contributions on a day which is not the last day of an Interest Period with respect thereto. This covenant shall survive the termination of this Participation

Agreement or any other Operative Agreement and the payment of the Loans, Investor Contributions and all other amounts payable under the Operative Agreements.

        SECTION 12.8 CAPITAL ADEQUACY.

                (a) If the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, in each case made subsequent to the Closing Date, has or will have the effect of reducing the rate of return on any Participant's or its parent company's capital by an amount such Participant reasonably deems to be material, as a consequence of its commitments or obligations hereunder to a level below that which such Participant or its parent company could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Participant's or its parent company's policies with respect to capital adequacy), then, upon notice from such Participant, the Lessee shall pay to such Participant such additional amount or amounts as will compensate such Participant and its parent company on an After Tax Basis for such reduction (it being understood that such parent company shall not be reimbursed to the extent its subsidiary Participant is reimbursed by the Lessee in connection with the same or a similar law, rule, regulation, change, request or directive applicable to such Participant). All payments required by this Section 12.8 shall be made by the Lessee within 10 Business Days after demand by the affected Participant. The Lessee shall not be obligated to reimburse any Participant for any reduced return incurred more than 120 days after the date that such Participant receives actual notice of such reduced return unless such Participant gives notice thereof to the Lessee in accordance with this Section 12.8 during such 120 day period. If any Participant becomes entitled to claim any additional amounts pursuant to this Section, it shall provide prompt notice thereof to the Lessee, through the Agent and/or the Lessor, certifying (x) that one of the events described in this clause (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Participant and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this clause submitted by such Participant, through the Agent and/or the Lessor, to the Lessee shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Participation Agreement and the other Operative Agreements and the payment of the Loans, Investor Contributions and all other amounts payable hereunder and thereunder.

                (b) Each Participant shall use its commercially reasonable efforts to reduce or eliminate any claim for compensation pursuant to this
Section 12.8, including, without limitation, a change in the office of such Participant at which its obligations related to the Operative Agreements are maintained if such change will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Participant, be otherwise disadvantageous to it. If any such claim for compensation shall not be eliminated or waived, the Lessee shall have the right to replace the affected Participant with a new financial institution that shall succeed to the rights of such Participant under the Operative Agreements; provided, however, that such Participant shall not be replaced hereunder until it has been paid in full such claim and all other amounts owed to it hereunder.

        SECTION 12.9 SPECIAL TAX INDEMNITY.

                (a) Lessee shall pay and assume all liability for and does hereby agree to indemnify each Indemnified Person and, in each case, their accountants, lawyers, and other advisors (each, a "Tax Registration Indemnitee") on an After Tax Basis for any tax, addition to tax, penalty or other cost as a result of a breach, inaccuracy or incorrectness of the representation found in
Section 7.3(ff); provided, however, that this indemnity shall not apply to any tax, additional tax, penalty or other cost arising from (i) the gross negligence or willful misconduct of such Tax Registration Indemnitee; (ii) the inaccuracy or incompleteness of any information provided by such Tax Registration Indemnitee to Lessee to the extent such information is included in the registration form or other related materials and to the extent such failure results in the imposition of increased taxes, additions to tax, penalties or other costs; or (iii) the activities of such Tax Registration Indemnitee unrelated to the transactions contemplated herein that result in the transactions contemplated herein being deemed to be a confidential corporate tax shelter if the transactions contemplated herein would not otherwise have been deemed to be a confidential corporate tax shelter.

                (b) If a written claim is made or any proceeding is commenced by the Internal Revenue Service against any Tax Registration Indemnitee for any amount as to which Lessee has an indemnity obligation pursuant to this Section 12.9, such Tax Registration Indemnitee agrees to notify the Lessee promptly in writing of such proposed claim or proceeding, but the failure to provide such notice shall not release Lessee from its indemnity obligation hereunder except to the extent that it is materially adversely affected thereby. Lessee shall be entitled, at its expense, to require that any amount for which it may be obligated to indemnify a Tax Registration Indemnitee pursuant to this Section
12.9 be contested and to withhold payment during pendency of such contest (if such forbearance is permitted by law), provided that Lessee will pay any cost, expense, interest or penalty associated with such forbearance. A Tax Registration Indemnitee shall have control over any contest commenced pursuant to this Section 12.9(b) but Lessee shall have, upon request, the right to participate (including its counsel) in all proceedings and such Tax Registration Indemnitee shall keep Lessee informed as to all material developments in such contest and afford Lessee an opportunity to discuss with such Tax Registration Indemnitee Lessee's interests with respect to such contest.

                (c) Lessee and each Tax Registration Indemnitee agree to cooperate with each other with respect to maintaining any required documentation or other information in connection with the tax shelter registration provisions of Code Section 6111, the investor list provisions of Code Section 6112 and the disclosure statement provisions of Code Section 6011 (and any of the regulations thereunder).

        SECTION 12.10 INDEMNITY PAYMENTS IN ADDITION TO LEASE OBLIGATIONS. The Lessee acknowledges and agrees that the Lessee's obligations to make indemnity payments under this Section 12 are separate from, in addition to, and do not reduce the Lessee's obligations under the Lease, but such obligations to indemnify shall not be deemed to be a guaranty by the Lessee of repayment of the Investor Contributions or the Loans, except as provided in the Operative Agreements.


                                   SECTION 13

                                  DISTRIBUTION

        SECTION 13.1 BASIC RENT. Each payment of Basic Rent (and any payment of interest on overdue installments of Basic Rent) received by the Agent shall be distributed by the Agent to the Investors and the Lenders pro rata in accordance with, and for application to, the Basic Rent then due, as well as any overdue interest or Yield due to the Lenders or the Investors (to the extent permitted by applicable law) in the following order of priority:

                First, to the Lenders pro rata to pay the Notes Basic Rent; and

                Second, to the Investors, pro rata to pay the Investor Basic
Rent.

        SECTION 13.2 PURCHASE PAYMENTS BY THE LESSEE. Any payment received by the Agent as a result of:

                (a) the purchase of the Property in connection with the exercise of the Purchase Option or Maturity Date Purchase Option under Section 20.1 or
20.2 of the Lease;

                (b) compliance with the obligation to purchase the Property in accordance with Section 17.2 of the Lease; or

                (c) the payment of the Lease Balance or Termination Value in accordance with Section 16.1 of the Lease.

shall be distributed by the Agent to the Investors and the Lenders in the following order of priority:

                first, to the Lenders pro rata to pay the Participant Balance of each Lender; and

                second, to the Investors pro rata to pay the Participant Balance of each Investor.

        SECTION 13.3 PAYMENT OF LOAN BALANCE. In accordance with Section 21.1 of the Lease upon the exercise of the remarketing option or upon a return of the Property to the Lessor, the payment of:

                        (i) the Improvements Maximum Residual Guarantee Amount to the Agent shall be distributed to the Improvements Lenders for application to pay in full the Participant Balance of each such Lender in respect of its Improvements Loans, pro rata among such Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender in respect of its Improvements Loans bears to the aggregate Participant Balances of all Improvements Lenders in respect of such Loans;

        any excess shall be distributed to the Improvements Investors pro rata based upon their respective Participant Balances as Improvements Investors; and

                        (ii) the Land Maximum Residual Guarantee Amount to the Agent shall be distributed to the Land Lenders for application to pay in full the Participant Balance of each such Lender in respect of its Land Loans, pro rata among such Lenders without priority of one over another in the proportion that the Participant Balance of each such Lender in respect of its Land Loans bears to the aggregate Participant Balances of all Land Lenders in respect of such Loans; any excess shall be distributed to the Land Investors pro rata based upon their respective Participant Balances as Land Investors.

        SECTION 13.4 SALES PROCEEDS OF REMARKETING OF PROPERTY.

                (a) Any payments received by the Agent as proceeds from the sale of the Land sold pursuant to the exercise of the remarketing option pursuant to
Article XXI of the Lease or in connection with termination of the Lease, together with any payment made as a result of an appraisal pursuant to Section
21.3 of the Lease, shall be distributed by the Agent in the funds so received in the following order of priority:

                first, to cover the reasonable costs and expenses of such sale;


                second, to the extent not previously paid as required by Section
        13.3 hereof, an amount equal to the amount of the Loan Balance of the Land Lenders in respect of their Land Loans remaining unpaid shall be distributed to the Land Lenders as set forth in Section 13.3;

                third, an amount equal to the aggregate Investor Balance of the Land Investors in respect of their Land Investor Contributions shall be distributed to the Land Investors for application to the Participant Balance of each Land Investor in respect of its Land Investor Contributions, pro rata among the Land Investors without priority of one over the other in the proportion that such Participant Balance of each such Investor bears to such aggregate Participant Balances of all such Investors and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid then pro rata among the Land Investors without priority of one over the other in the proportion that the Participant Balance of each such Investor in respect of its Land Investor Contributions bears to the aggregate of such Participant Balances of all Land Investors; and

                fourth, the balance, if any, shall be promptly paid to the Lessee.

                (b) Any payments received by the Agent as proceeds from the sale of the Buildings and Improvements sold pursuant to the exercise of the remarketing option pursuant to Article XXI of the Lease or in connection with termination of the Lease, together with any payment made as a result of an appraisal pursuant to Section 21.3 of the Lease, shall be distributed by the Agent in the funds so received in the following order of priority:

                first, to cover the reasonable costs and expenses of such sale;

                second, to the extent not previously paid as required by Section
        13.3 hereof, an amount equal to the amount of the Loan Balance of the Improvements Lenders in respect of their Improvements Loans remaining unpaid shall be distributed to the Improvements Lenders as set forth in
        Section 13.3;

                third, an amount equal to the aggregate Investor Balance of the Improvements Investors in respect of their Improvements Investor Contributions shall be distributed to the Improvements Investors for application to the Participant Balance of each Improvements Investor in respect of its Improvements Investor Contributions, pro rata among the Improvements Investors without priority of one over the other in the proportion that such Participant Balance of each such Investor bears to such aggregate Participant Balances of all such Investors and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid then pro rata among the Improvements Investors without priority of one over the other in the proportion that the Participant Balance of each such Investor in respect of its Improvements Investor Contributions bears to the aggregate of such Participant Balances of all Improvements Investors; and

                fourth, the balance, if any, shall be promptly paid to the Lessee.

        SECTION 13.5 SUPPLEMENTAL RENT. All payments of Supplemental Rent received by the Agent (excluding any amounts payable pursuant to the preceding provisions of this Section 13) shall be distributed promptly by the Agent upon receipt thereof to the Persons entitled thereto pursuant to the Operative Agreements.

        SECTION 13.6 DISTRIBUTION OF PAYMENTS AFTER LEASE EVENT OF DEFAULT.

                (a) During the continuance of a Lease Event of Default and subject to clause (b) below, all proceeds from the sale of the Property and the Defeasance Deposit Collateral shall be distributed by the Agent in the following order of priority:

                first, so much of such payment or amount as shall be required to pay or reimburse the Agent and the Lessor for any tax, fees, expense, indemnification or other loss incurred by the Agent or the Lessor (to the extent incurred in connection with any duties as the Agent or Lessor, as the case may be), shall be distributed to the Agent and the Lessor without priority of one over the other for their own accounts in accordance with the amount of such payment or amount payable to such Person;

                second, so much of such payments or amounts as shall be required to pay the Lenders and the Investors the amounts payable to them pursuant to any expense reimbursement or indemnification provisions of the Operative Agreements shall be distributed to each such Lender and Investor without priority of one over the other in accordance with the amount of such payment or payments payable to each such Person;

                third, to the Lenders for application to pay in full the Loan Balance, pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all

        Lenders and, in the case where the amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Lenders without priority of one over the other in the proportion that the Participant Balance of each such Lender bears to the aggregate Participant Balances of all Lenders; and

                fourth, to the Investors in an amount equal to the aggregate Investor Balance shall be distributed to the Investors for application to the Participant Balance of each Investor, pro rata among the Investors without priority of one over the other in the proportion that the Participant Balance of each such Investor bears to the aggregate Participant Balances of all Investors and, in the case where amounts so distributed shall be insufficient to pay in full as aforesaid, then pro rata among the Investors without priority of one over the other in the proportion that the Participant Balance of each such Investor bears to the aggregate Participant Balances of all Investors;

                fifth, the balance, if any, of such payment or amounts remaining thereafter shall be promptly distributed to, or as directed by, the Lessee.

                (b) All payments received and amounts realized by the Agent in connection with any Casualty or Condemnation during the continuance of a Lease Event of Default shall be distributed by the Agent as follows:

                        (i) in the event that the Lessor (at the direction of the Investors) and the Agent elect to pay all or a portion of such amounts to the Lessee for the repair of damage caused by such Casualty or Condemnation, then such amounts shall be distributed to the Lessee, and

                        (ii) in the event that the Lessor (at the direction of the Investors) and the Agent elect to apply all or a portion of such amounts to the purchase price of the Property, then such amounts shall be distributed in accordance with clause (a).

        SECTION 13.7 OTHER PAYMENTS.

                (a) Except as otherwise provided in Sections 13.1, 13.2, 13.6 and clause (b) below, any payment received by the Agent for which no provision as to the application thereof is made in the Operative Agreements or elsewhere in this Section 13 (including any balance remaining after the application in full of amounts to satisfy any expressed provision) shall be distributed pro rata among the Lenders and the Investors without priority of one over the other, in the proportion that the Participant Balance of each bears to the aggregate of all the Participant Balances.

                (b) Except as otherwise provided in Sections 13.1, 13.2 and 13.6, all payments received and amounts realized by the Agent or the Lessor under the Lease or otherwise with respect to the Property to the extent received or realized at any time after the indefeasible payment in full of the Participant Balances of all of the Lenders and the Investors and any other amounts due and owing to the Lenders or the Investors, shall be distributed forthwith by the Agent or the Lessor, as the case may be, in the order of priority set forth in Section 13.6(a).

                (c) Except as otherwise provided in Sections 13.1 and 13.2, any payment received by the Agent or the Lessor for which provisions as to the application thereof is made in an Operative Agreement but not elsewhere in this
Section 13 shall be distributed forthwith by the Lessor or the Agent to the Person and for the purpose for which such payment was made in accordance with the terms of such Operative Agreement.

        SECTION 13.8 CASUALTY AND CONDEMNATION AMOUNTS. Subject to Section 13.6(b), any amounts payable to the Agent as a result of a Casualty or Condemnation pursuant to Section 15.1 of the Lease and the Assignment of Lease shall be distributed as follows:

                (a) all amounts payable to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with Section 15.1 of the Lease shall be distributed to the Lessee, and

                (b) all amounts that are to be applied to the purchase price of the Property in accordance with Article XVI of the Lease shall be distributed by the Agent to the Lenders and the Investors in the following order of priority:

                first, to the Lenders, pro rata, to pay the Participant Balance of each Lender; and

                second, to the Investors, pro rata, to pay the Participant Balance of each Investor.

        SECTION 13.9 ORDER OF APPLICATION. To the extent any payment made to any Lender or any Investor pursuant to Sections 13.2, 13.3, 13.4, 13.6 or 13.7 is insufficient to pay in full the Participant Balance of such Lender or Investor, then each such payment shall first be applied to accrued interest or Yield and then to principal on the Loans or the Investor Contributions, as applicable. All payments of Basic Rent, Termination Value, Lease Balance, Participant Balance, Purchase Option Price or Maximum Residual Guarantee Amount made to any Lender or Investor under Sections 13.1, 13.2, 13.3, 13.4, 13.6 or 13.7 shall be made: (i) if to the Improvements Lenders, pro rata among the Improvements Lenders; (ii) if to the Land Lenders, pro rata among the Land Lenders; (iii) if to the Improvements Investors, pro rata among the Improvements Investors; and (iv) if to the Land Investors, pro rata among the Land Investors; in each case based upon the Participant Balance of each such Participant in respect of its Land Loans, Improvements Loans, Land Investor Contributions or Improvements Investor Contributions, as the case may be.


                                   SECTION 14

                                  OWNER TRUSTEE

        SECTION 14.1 RESIGNATION AND REMOVAL. The Owner Trustee may resign at any time upon at least 30 days' prior notice to the Lessee and the Participants, and may be removed for cause at any time by vote of the Required Investors and notice to the retiring Owner Trustee, the Agent and the Lessee. In the event of any such resignation or removal, the Required Investors shall as promptly as practicable (but with five (5) Business Days' prior written notice being given to the Lessee) appoint a successor Owner Trustee pursuant to this Section 14.1 and Section 9.1 of the Trust Agreement, provided that such successor Owner Trustee shall be approved by the Agent and, unless a Lease Event of Default is continuing, be approved by the Lessee (which approval shall not be unreasonably withheld or delayed) and, if the Lessee has not responded within such five (5) Business Day period, the Lessee shall be deemed to have approved such new Owner Trustee. If no successor Owner Trustee shall have been so appointed and shall have accepted such appointment within 30 days after either the retiring Owner Trustee's giving of notice of resignation or the Required Investors' vote to remove the retiring Owner Trustee, then the retiring Owner Trustee may, on behalf of the Investors, appoint a successor Owner Trustee, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof or under the laws of another country that is doing business in the United States and having a combined capital, surplus and undivided profits of at least $100,000,000, or a wholly owned subsidiary of such bank. Upon its acceptance of its appointment, such successor Owner Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Owner Trustee, and the retiring Owner Trustee shall be discharged from all further duties and obligations as Owner Trustee under this Participation Agreement and under the other Operative Agreements. After any retiring Owner Trustee's resignation or removal hereunder as Owner Trustee, the provisions of this Participation Agreement and of the other Operative Agreements shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Owner Trustee under this Participation Agreement and the Trust Agreement. No resignation or renewal of the Owner Trustee may become effective until a successor Owner Trustee has been appointed as provided above.


                                   SECTION 15

                                    RENEWALS

        SECTION 15.1 EXTENSIONS OF MATURITY DATE AND EXPIRATION DATE; REPLACEMENT OF PARTICIPANTS.

                (a) So long as the Lessee has not elected the remarketing option, the Lessee may, not later than one (1) year prior to the Maturity Date, direct a written request to the Lessor and the Agent that the Expiration Date then in effect under the Lease be extended to the date occurring two years after such Expiration Date and concurrently therewith request that the Agent and the Lessor direct a written request to the Investors and the Lenders that the applicable Maturity Date be extended to the same date (such additional two years, a "Renewal Term"). Each Participant may grant or deny its consent to a Renewal Term in its sole discretion by notifying the Agent and the Lessor in writing (with copy to the Lessee); provided, however, any Participant that fails to respond to such request for a Renewal Term within sixty (60) days after its receipt thereof shall be deemed to have denied such request for a Renewal Term.

                (b) In connection with a written request of the Lessee for a Renewal Term, upon the request of the Lessee, the Agent and the Investor shall be permitted to replace any non-consenting Participant and any Participant that fails to respond to the Agent's and the Investor's written request for a Renewal Term within the time period specified in clause (a) above (each, a "Non-Consenting Participant") with a replacement bank or other financial institution (a

"Replacement Participant") satisfactory to the Lessee, the Investors and the Lenders, with such replacement to be effective as of the Expiration Date and Maturity Date in effect prior to the requested Renewal Term; provided, however, that (i) such replacement does not conflict with any Requirement of Law, (ii) the Replacement Participant shall purchase from the Non-Consenting Participant
(A) at par, all Loans, in the case of a Lender, and all Investor Contributions, in the case of a Investor, (B) all accrued interest, in the case of a Lender, and all accrued Yield, in the case of a Investor, and (C) all other amounts owing to such Non-Consenting Participant on or prior to the date of replacement, in each case, (iii) the Lessee shall be liable to such Non-Consenting Participant under Section 12.6 if any Loan or Investor Contribution, as the case may be, owing to such Non-Consenting Participant shall be prepaid (or purchased) other than on the last day of the Interest Period or Interest Periods relating thereto, (iv) such replacement shall be made in accordance with the provisions of Section 11 (provided that the Lessee or the relevant Replacement Participant shall be obligated to pay the Transaction Expenses arising in connection therewith), and (v) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of the applicable Operative Agreements (including the extension of the Maturity Date contemplated by the relevant request for a Renewal Term and the related extension). The Agent and the Investor hereby agree to cooperate with the Lessee in its efforts to arrange one or more Replacement Participants as contemplated by this Section 15.1(b).

                (c) Any Renewal Term and extension of the Maturity Date and the Expiration Date as contemplated by Section 15.1(a) shall be effective only upon the consent of all Participants after giving effect to the provisions of Section 15.1(b). Except as otherwise provided in this Section 15.1, all other terms of the Operative Agreements shall remain unchanged and with the same force and effect.


                                   SECTION 16

                                  MISCELLANEOUS

        SECTION 16.1 SURVIVAL OF AGREEMENTS. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, any disposition of any interest of the Lessor or the Investors in the Property, the payment of the Notes and Certificates and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

        SECTION 16.2 NO BROKER, ETC. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, except for the Arranger and Lund Financial

Corporation, the fees of which shall be paid by the Lessee. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

        SECTION 16.3 NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

               If to the Lessee, to it at:

               Inktomi Corporation
               4100 East Third Avenue
               Foster City, California  94404
               Attention:  Corporate Counsel
               Telephone No.:  (650) 653-2800
               Telecopy No.:   (650) 653-1835

               If to the Lessor, to it at:

               Wilmington Trust Company
               1100 North Market Street
               Rodney Square North
               Wilmington, Delaware  19890-0001
               Attention:  Corporate Trust Administration
               Telephone No.:  (302) 651-1000
               Telecopy No.:    (302) 651-8882

               If to the Co-Owner Trustee, to it at:

               Wilmington Trust FSB
               100 Wilshire Boulevard,
               Suite 1230
               Santa Monica, California  90401
               Attention:  Dan Reser
               Telephone No.:  (310) 899-7022
               Telecopy No.:  (310) 899-7005

               If to the Investor, to it at:

               Deutsche Bank AG, New York Branch
               31 West 52nd Street
               New York, New York 10019
               Attention:  Claudia Zou
               Telephone No.:  (212) 469-4094
               Telecopy No.:  (212) 469-4138

               and a copy to:

               Deutsche Bank AG, New York Branch
               31 West 52nd Street
               New York, New York 10019
               Attention:  Sheryl Paynter
               Telephone No.:  (212) 469-3829
               Telecopy No.:  (212) 469-8212

               If to the Agent, to it at:

               Deutsche Bank AG, New York and/or Cayman Islands Branch 31 West 52nd Street
               New York, New York 10019
               Attention: Claudia Zou
               Telephone No.:  (212) 469-4094
               Telecopy No.:  (212) 469-4138

               Deutsche Bank AG, New York and/or Cayman Islands Branch 31 West 52nd Street
               New York, New York 10019
               Attention: Sheryl Paynter
               Telephone No.:  (212) 469-3829
               Telecopy No.:  (212) 469-8212


From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

        SECTION 16.4 COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

        SECTION 16.5 AMENDMENTS AND TERMINATION. Neither this Agreement nor any Operative Agreement, nor any of the terms hereof or thereof may be terminated, amended, supplemented, waived or modified without the written agreement or consent of Owner Trustee, Co-Owner Trustee, Agent, Lessee and the Required Participants; provided, however, that Sections 2.6 and 6.1(hh) hereof may not be terminated, amended, supplemented, waived or modified without the written agreement or consent of the Arranger; and provided, further, that such termination, amendment, supplement, waiver or modification shall require the written agreement or consent of each Participant if such termination, amendment, supplement, waiver or modification would:

                (a) modify any of the provisions of this Section 16.5, change the definition of "Required Participants" or modify or waive any provision of an Operative Agreement requiring action by each Participant;

                (b) change the definition of "Required Investors" or modify or waive any provision of an Operative Agreement requiring action by each Investor;

                (c) amend, modify, waive or supplement any of the provisions of Sections 2.2, 2.3 or 13 hereof or Sections 2.4, 2.7, 2.8, and 2.9 of the Credit Agreement.

                (d) reduce, modify, amend or waive any fees or indemnities in favor of any Participant, including without limitation amounts payable pursuant to Section 12 hereof (except that any Person may consent to any reduction, modification, amendment or waiver of any indemnity payable to it);

                (e) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of the Operative Agreements), any amount of any Loan, Certificate, Lease Balance, Loan Balance, Investor Contribution, Participant Balance, Maximum Residual Guarantee Amount, Termination Value, Limited Recourse Amount, Purchase Option Price, amounts due pursuant to Section 21.5 of the Lease, interest or Yield (except that any Person may consent to any modification, postponement, reduction or forgiveness of any payment of any fee payable to it) or, subject to clause (c) above, any other amount payable to it under the Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of the Operative Agreements), Loan amount, Certificate amount, Lease Balance, Loan Balance, Investor Contributions, Participant Balance, Maximum Residual Guarantee Amount, Termination Value, Limited Recourse Amount, Purchase Option Price, Project Costs, Participant Balance or any other definition which would affect the amounts to be advanced or which are payable under the Operative Agreements;

                (f) consent to any assignments of the Lease by the Lessee, releasing the Lessee from its obligations in respect of the payments of Rent, Loan Balance, Investor Contributions, or Lease Balance changing the absolute and unconditional character of such obligations;

                (g) release of any Lien granted by the Lessee or the Lessor under the Operative Agreements, except as provided in the Operative Agreements; or

                (h) increase any Participant's Commitment (except that any Participant may consent to such an increase in such Participant's Commitment).

        SECTION 16.6 HEADINGS, ETC. The Table of Contents and headings of the various Sections and Subsections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

        SECTION 16.7 PARTIES IN INTEREST. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

        SECTION 16.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        SECTION 16.9 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 16.10 SUBMISSION TO JURISDICTION; WAIVERS. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER OPERATIVE AGREEMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGEMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 16.3 OR AT SUCH OTHER ADDRESS OF WHICH SUCH PARTY SHALL HAVE BEEN GIVEN NOTICE TO THE OTHER PARTIES PURSUANT THERETO;

                (d) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

                (e) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SECTION 16.9 ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

        SECTION 16.11 LIABILITY LIMITED

                (a) Except as expressly provided herein, the parties hereto agree that this Agreement is executed by WTC not individually but solely as Owner Trustee under the Trust Agreement, and by WT-FSB not individually but solely as Co-Owner Trustee under the Trust Agreement, in the exercise of the power and authority conferred and vested in each as such Owner Trustee and Co-Owner Trustee respectively, that each and all of the representations, undertakings and agreements by the Lessor herein are for the purpose and with the intention of binding only the Trust Estate, and that in no case whatsoever shall WTC, WT-FSB or any Investor be personally liable for any loss in respect of such representations, undertakings and agreements, that actions to be taken by the Lessor pursuant to its obligations hereunder may, in certain instances, be taken by the Lessor only upon specific authority of the Investors, that nothing herein contained shall be construed as creating any liability on WTC or WT-FSB, individually or personally, to perform any covenant, either express or implied, herein, all such liability, if any, being expressly waived by the parties hereto and by each and every Person now or hereafter claiming by, through or under the parties hereto except with respect to the gross negligence or willful misconduct of WTC or WT-FSB, and that so far as WTC or WT-FSB, individually or personally is concerned, the parties hereto and any Person claiming by, through or under the parties hereto shall look solely to the Trust Estate for the performance by the Lessor of any of its obligations under this Agreement and the other Operative Agreements; provided, that nothing in this
Section 16.11 shall be construed to limit in scope or substance those representations and warranties of WTC or WT-FSB in its individual capacity set forth in the Participation Agreement and the Trust Agreement. The term "Lessor" as used in this Agreement shall include any trustee succeeding WTC as Owner Trustee under the Trust Agreement or any co-owner trustee appointed as a co-owner trustee under the Trust Agreement. Any obligation of the Lessor hereunder may be performed by any Investor, and any such performance shall not be construed as revocation of the trust created by the Trust Agreement. Nothing contained in this Agreement shall restrict the operation of the provisions of the Trust Agreement with respect to its revocation of the resignation or removal of the Owner Trustee hereunder.

                (b) It is understood and agreed that, except as provided in the preceding clause (a): (i) neither the Lessor nor any Investor shall have any personal liability under any of the Operative Agreements as a result of acting pursuant to and consistent with any of the Operative Agreements; (ii) all obligations of the Lessor and each Investor to any Lender are solely nonrecourse obligations; and (iii) all such personal liability of the Lessor or any Investor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Agreements by the Lessor or such Investor.

                (c) No Participant shall have any obligation to any other Participant or to the Lessee, the Lessor or the Agent with respect to transactions contemplated by the Operative Agreements, except those obligations of such Participant expressly set forth in the Operative

Agreements or except as set forth in the instruments delivered in connection therewith, and no Participant shall be liable for performance by any other party hereto of such other party's obligations under the Operative Agreements except as otherwise so set forth.

        SECTION 16.12 FURTHER ASSURANCES. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense, shall take such action as may be reasonably requested in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

        SECTION 16.13 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                            [signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            INKTOMI CORPORATION,
                                            as Lessee


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            Owner Trustee and Lessor


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            WILMINGTON TRUST FSB, not in its
                                            individual capacity but solely as
                                            Co-Owner Trustee


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                            as Investor


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            DEUTSCHE BANK AG, NEW YORK
                                            AND/OR CAYMAN ISLANDS BRANCH,
                                            as a Lender and as Agent for
                                            the Lenders


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            DEUTSCHE BANK SECURITIES, INC.,
                                            as Arranger


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                                                  EXECUTION COPY

                                  SCHEDULE 2.1

                               INVESTOR COMMITMENT

Name and Address of Investor                 Amount of Land Investor Commitment
----------------------------                 ----------------------------------
Deutsche Bank AG, New York Branch
31 West 52nd Street
New York, New York 10019                           $1,041,000.00


                                             Amount of Improvements Investor Commitment
                                             ------------------------------------------
                                                   $11,895,000.00

        TOTAL INVESTOR COMMITMENT                  $12,936,000.00

                                  SCHEDULE 2.7

                              PAYMENT INSTRUCTIONS

Deutsche Bank AG, New York Branch
ABA No.: 026-003-780
Reference: Inktomi Synthetic Lease

--------------------------------------------------------------------------------
                                     ANNEX A
                         RULES OF USAGE AND DEFINITIONS
--------------------------------------------------------------------------------

                                 RULES OF USAGE

        The following rules of usage shall apply to this Annex A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise defined therein:

        1. Except as otherwise expressly provided, any definitions defined herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

        2. Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

        3. The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

        4. References to any Person shall include such Person, its successors and permitted assigns and transferees.

        5. Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended or supplemented from time to time in accordance with the applicable provisions thereof.

        6. Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

        7. When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

        8. References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

        9. Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Operative Agreements and any amendments or exhibits thereto.

                                   DEFINITIONS

        "ABR" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and
(c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Agent in connection with extensions of credit to debtors); each change in the Prime Rate shall be effective on the date such change is publicly announced as effective. "Base CD Rate" shall mean the sum of
(a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the CD Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the Secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the Secondary market quotations for three month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from the New York City negotiable certificate of deposit dealers of recognized national standing selected by it. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized national standing selected by it. If for any reason the Agent shall have determined that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clauses (b) or (c) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

        "ABR Investor Contributions" shall mean Investor Contributions to which the applicable Yield is based upon the ABR.

        "ABR Loans" shall mean Loans to which the applicable rate of interest is based upon the ABR.

        "Acceleration" shall have the meaning set forth in Section 6.1 of the Credit Agreement.

        "Account" shall have the meaning set forth in Section 8.1(a) of the Credit Agreement.

        "Adjusted Eurodollar Rate" shall mean, as applicable to any Interest Period, a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of it) by dividing (i) the applicable Eurodollar Rate for such Interest Period by (ii) 1.00 minus a percentage (expressed as a decimal) equal to the then current maximum Eurocurrency Reserve Requirements.

        "Advance" shall mean an advance of Loans by the Lenders and an advance of Investor Contributions by the Investor, in each case pursuant to Section 6.1 of the Participation Agreement to pay Project Costs.

        "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the person specified.

        "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all taxes required to be paid (calculated at the maximum marginal rate then generally applicable to U.S. corporations) by the recipient (less any tax savings realized and the present value of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

        "Agent" shall mean Deutsche Bank AG, New York and/or Cayman Islands Branch, as the agent for the Lenders under the Credit Agreement and the other Operative Agreements, or any successor agent appointed in accordance with the terms of the Credit Agreement.

        "Aggregate Commitment Amount" shall mean, on any date, $114,000,000, as such amount may have been reduced pursuant to the Participation Agreement.

        "Applicable Margin" shall mean as to any Loan, 12.5 basis points per annum, as to any Improvements Investor Contribution, 45 basis points per annum and as to any Land Investor Contribution, 175 basis points per annum.

        "Appraisal" shall mean, with respect to the Property, an appraisal, prepared by a reputable independent appraiser acceptable to the Agent, of the Property as of the Closing Date, which in the judgment of counsel to the Agent, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements. The appraisal shall state an estimate of the Fair Market Sales Value of the Land and Improvements, separately, at the Closing Date and at the end of the Term of the Lease.

        "Appraisal Procedure" shall have the meaning given such term in Section
21.4 of the Lease.

        "Appurtenant Rights" shall mean (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land.

        "Arranger" shall mean Deutsche Bank Securities, Inc.

        "Arranger's Fee Letter" shall mean that certain fee letter dated as of August ___, 2000 between the Lessee and the Arranger.

        "Assignment and Acceptance" shall have the meaning set forth in Section
11.1 of the Participation Agreement.

        "Assignment of Lease" shall mean the Assignment of Leases and Rents dated as of the Closing Date from the Lessor to the Agent for the benefit of the Lenders, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof or of any other Operative Agreement.

        "Assignment of Purchase Agreement" shall mean the Assignment of Property Purchase Agreement dated as of the Closing Date between the Lessee and the Lessor.

        "Available Commitments" shall mean the sum of the Available Loan Commitments and the Available Investor Commitments.

        "Available Investor Commitment" shall mean, as to any Investor at any time, an amount equal to the excess, if any, of (a) the amount of such Investor's Investor Commitment over (b) the aggregate amount of all Investor Contributions made by such Investor as of such date (whether or not any such Investor Contributions have been repaid).

        "Available Loan Commitment" shall mean, as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender's Loan Commitment over (b) the aggregate principal amount of all Loans made by such Lender as of such date (whether or not any such Loans have been repaid).

        "Basic Rent" shall mean the sum of (i) the Notes Basic Rent and (ii) the Investor Basic Rent, calculated as of the applicable date on which Basic Rent is due.

        "Basic Term" shall mean the period commencing on the Closing Date and ending on the date immediately prior to the fifth anniversary of the Closing Date.

        "Benefit Arrangement" shall mean at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by the Lessee or any ERISA Affiliate.

        "Benefitted Lender" shall have the meaning set forth in Section 9.7 of the Credit Agreement.

        "Board" shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).

        "Borrower" shall mean the Lessor, in its capacity as borrower under the Credit Agreement.

        "Buildings" shall mean the collective reference to the office buildings existing on the Land as of the Closing Date.

        "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York City or San Francisco are authorized or required by law to close, and in the case of a Eurodollar Loan or Eurodollar Investor Contribution, any day on which dealings in U.S. dollar deposits are carried on in the interbank Eurodollar market and on which commercial banks are open for domestic and international business in New York and London.

        "Capital Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

        "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of any Person, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

        "Casualty" shall mean any damage or destruction of all or any portion of the Property as a result of fire or other casualty.

        "CD Assessment Rate" shall mean for any date the annual rate (rounded upwards, if necessary, to the next 1/100 of 1%) identified by the Agent (or, if need be, reasonably estimated by the Agent) as the then current net annual assessment rate that will be employed in determining amounts payable by the Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Agent's offices in the United States.

        "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of-1980, 42 U.S.C. Sections 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

        "Certificate" shall mean a Land Certificate or an Improvement
Certificate.

        "Claims" shall mean any and all actions, suits, penalties, claims and demands and reasonable out-of-pocket liabilities, losses, costs and expenses (including, without limitation, reasonable attorney's fees and expenses) of any nature whatsoever.

        "Closing Date" shall mean the date on which the conditions precedent set forth in Section 6.1 of the Participation Agreement are satisfied or waived.

        "CMLTD" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the amount of their Consolidated Long Term Liabilities (including noncollateralized Off-Balance Sheet Debt) maturing within one year of such date.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

        "Collateral" shall mean all assets of the Lessor and the Lessee, now owned or hereafter acquired, upon which a Lien is purported to be created by the Security Documents, and shall include all Collateral and Defeasance Deposit Collateral under the Defeasance Deposit Agreement.

        "Collateral Agent" shall have the meaning as set forth in Section 1 of the Defeasance Deposit Agreement.

        "Collateral Agreement" shall have the meaning as set forth in Section 1 of the Defeasance Deposit Agreement.

        "Commitment" shall mean, (i) as to any Lender, its Improvements Lender Commitment and its Land Lender Commitment (its "Lender Commitment" or its "Loan Commitment") and (ii) as to any Investor, its Improvements Investor Commitment and its Land Investor Commitment.

        "Commitment Percentage" shall mean, as to any Participant at any time, the percentage which such Participant's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Participant's Loans and aggregate amount of such Participant's Investor Contributions then outstanding constitutes of the aggregate principal amount of all Loans and aggregate amount of all Investor Contributions then outstanding).

        "Commitment Period" shall mean the period from and including the Closing Date to but not including the earlier of (i) September 1, 2000, or (ii) the date on which the Commitments are terminated pursuant to Article XVI or XVII of the Lease.

        "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to the Property or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Property, or alter the pedestrian or vehicular traffic flow to the Property so as to result in a material change in access to such Property, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action.

        "Consent to Assignment" shall mean the Consent to Assignment dated as of the Closing Date from the Lessee to the Agent, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof or of any other Operative Agreement.

        "Consolidated Current Liabilities" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, those liabilities of the Lessee and its Subsidiaries which are required to be classified as current liabilities on a balance sheet of the Lessee and its Subsidiaries in accordance with GAAP.

        "Consolidated Depreciation and Amortization Expense" shall mean, for the Lessee and its Subsidiaries on a consolidated basis for any period, the amount of depreciation and amortization expense on an income statement of the Lessee and its subsidiaries required to be deducted in the determination of Consolidated Net Income for such period in accordance with GAAP.

        "Consolidated EBITDA" shall mean, for the Lessee and its Subsidiaries on a consolidated basis for any period, the sum of (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) Consolidated Income Tax Expense, plus (iv) Consolidated Depreciation and Amortization Expense, plus (v) one time professional fees and expenses associated with an acquisition, plus
(vi) non cash charges associated with an acquisition for the write-down of good will associated with an acquisition expensed in the fiscal quarter of the acquisition, plus (vii) non cash charges associated with an acquisition for research and development costs of the acquired company expensed in the fiscal quarter of the acquisition, plus (viii) non cash charges related to deferred stock compensation expense resulting from an acquisition. For purposes of determining the Consolidated EBITDA as of any date of determination, each of the items utilized in the formula set forth in the previous sentence shall be based on the results of the two fiscal quarters ending on the date of determination.

        "Consolidated Fixed Charge Ratio" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the quotient of (a) the sum of
(i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) Consolidated Income Tax Expense, plus (iv) Consolidated Depreciation and Amortization Expense, plus (v) Consolidated Lease Rental Expense, divided by (b) the sum of (x) CMLTD, plus (y) Consolidated Interest Expense plus (z) Consolidated Lease Rental Expense. For purposes of determining the Consolidated Fixed Charge Ratio as of any date of determination, each of the items utilized in the formula set forth in the previous sentence shall be based on the results of the four fiscal quarters ending on the date of determination, except for CMLTD which shall be determined as of the most recently completed fiscal quarter for which financial results are available.

        "Consolidated Income Tax Expense" shall mean, for the Lessee and its Subsidiaries on a consolidated basis for any period, the amount required to be classified as income tax expense on an income statement of the Lessee and its Subsidiaries in accordance with GAAP.

        "Consolidated Intangible Assets" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the aggregate amount of any intangible assets of the Lessee and its Subsidiaries, including, without limitation, goodwill, franchises, licenses, patents, patent applications, trademarks, trade names, copyrights, service marks, capitalized research and development expense, unamortized debt discount and expense reserves not already deducted from Consolidated Total Assets.

        "Consolidated Interest Expense" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the amount required to be classified as interest expense on an income statement of the Lessee and its Subsidiaries in accordance with GAAP.

        "Consolidated Lease Rental Expense" shall mean, for the Lessee and its Subsidiaries on a consolidated basis for any period, the amount required to be shown as rental expense in respect of operating leases on an income statement of the Lessee and its Subsidiaries in accordance with GAAP.

        "Consolidated Long Term Liabilities" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, Indebtedness which by the terms of the agreement governing or instrument evidencing such Indebtedness matures more than one year from or is directly or indirectly renewable or extendible at the option of the obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, including, without limitation, Indebtedness arising under or in connection with any Interest Rate Agreement, and revolving credit and short-term debt extendible beyond one year at the option of the debtor, and including in each instance current maturities of long term debt (and the current portion of long term debt in the last year of its term).

        "Consolidated Net Income" shall mean, for the Lessee and its consolidated Subsidiaries for any period, the net income of the Lessee and its Subsidiaries as determined in accordance with GAAP.

        "Consolidated Net Worth" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the difference between (a) Consolidated Total Assets and (b) Consolidated Total Liabilities.

        "Consolidated Tangible Net Worth" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the difference between (a) Consolidated Net Worth and (b) Consolidated Intangible Assets.

        "Consolidated Total Assets" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the sum of all assets less depreciation, amortization and other reserves of the Lessee and its Subsidiaries determined in accordance with GAAP.

        "Consolidated Total Liabilities" shall mean, for the Lessee and its Subsidiaries on a consolidated basis at any date, the sum of (i) Consolidated Current Liabilities, plus (ii) Consolidated Long Term Liabilities but excluding in each instance current maturities of long term debt (and the current portion of long term debt in the last year of its term) plus (iii) the total amount of Off-Balance Sheet Debt unless the Off-Balance Sheet Debt corresponds to an asset that is not an asset reflected on the Lessee's consolidated financial statements under GAAP.

        "Contingent Obligations" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other monetary obligations ("primary obligations") of any other Person (the "primary obligations") in any manner, whether directly or indirectly, including, without limitation, any obligation of such

Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include (x) endorsements of instruments for deposit or collection in the ordinary course of business or (y) guarantees made by a Person of the obligations of a Subsidiary or Affiliate of such Person which do not constitute Indebtedness of such Subsidiary or Affiliate and are incurred in the ordinary course of business of such Subsidiary or Affiliate. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

        "Control" shall mean (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any Person, the possession directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

        "Control Agreement" shall mean a control agreement providing for the control of the account(s) established and maintained under the Defeasance Deposit Agreement, to be executed by Lessee, Collateral Agent and the Defeasance Depositary Bank.

        "Co-Owner Trustee" shall mean Wilmington Trust FSB, not in its individual capacity but solely as co-owner trustee under the Trust Agreement.

        "Co-Owner Trustee Appointment" shall mean that certain Appointment of Co-Owner Trustee dated the Closing Date among Owner Trustee, Co-Owner Trustee and the Investors.

        "Credit Agreement" shall mean the Credit Agreement dated as of the Closing Date among the Lessor, the Agent and the Lenders, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof or of any other Operative Agreement.

        "Credit Agreement Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Credit Agreement Event of Default.

        "Credit Agreement Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 6.1 of the Credit Agreement.

        "Credit Documents" shall mean the Credit Agreement, the Notes, the Lease, the Participation Agreement and the Security Documents.

        "Customer Agreement" shall have the meaning as set forth in the Control Agreement.

        "Deed" shall mean a warranty deed regarding the Property in form and substance satisfactory to the Agent.

        "Deed of Trust" shall mean, with respect to the Property, a Deed of Trust made by the Lessor to Fidelity National Title Insurance Company for the benefit of the Agent for the benefit of the Lenders, in substantially the form of Exhibit C to the Participation Agreement.

        "Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

        "Defeasance Deposit" shall have the meaning set forth in Section 5.3 of the Participation Agreement.

        "Defeasance Deposit Agreement" shall mean the Defeasance Deposit Agreement, dated as of the Closing Date, among the Lessee, the Lessor and the Agent in the form of Exhibit B to the Participation Agreement.

        "Defeasance Deposit Collateral" shall have the meaning set forth in
Section 1 of the Defeasance Deposit Agreement.

        "Defeasance Deposit Depositary Bank" shall have the meaning set forth in
Section 1 of the Defeasance Deposit Agreement.

        "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

        "Eligible Assignee" shall have the meaning set forth in Section 11.1 of the Participation Agreement.

        "Employee Benefit Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including any multiemployer plan (within the meaning of Section 3(37)(A) of ERISA)), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on the Closing Date.

        "Environmental Audit" shall mean the following reports: (i) a July 2000 "Phase I Environmental Site Assessment" prepared by Romig Engineers, Inc.; (ii) a letter dated on or about August 15, 2000 to Inktomi Corporation from Romig Engineers, Inc. reviewing an April 3, 1997 letter report to Mr. Cy Colburn of Lincoln Property Company regarding "Soil Sample Collection and Analytical results for the Property" prepared by CET Environmental Services, Inc. and reviewing a February 9, 1998 letter report to Mr. Cy Colburn of Lincoln Property Company regarding "Soil Sampling Results, Bayside Towers" prepared by CET Environmental Services, Inc.; (iii) a July 19, 2000 letter to David Thompson of Crosby, Heafey, Roach & May from Geomatrix Consultants, Inc., regarding "Review of Clayton Environmental Consultants Mold Evaluation and Air Quality Results" and (iv) any additional environmental studies or audits prepared by any of the Environmental Engineers relating to the Property.

        "Environmental Costs" shall have the meaning set forth in Section 17.6(e) of the Lease.

        "Environmental Engineers" shall mean Romig Engineers, Inc. and Geomatrix Consultants, Inc.

        "Environmental Law" shall mean, whenever enacted or promulgated, any federal, state, county or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, approval, covenant, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority applicable to the Property:

                (x) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

                (y) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity,

in each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or equitable doctrine is now or hereafter recognized or developed. Applicable laws include, but are not limited to, CERCLA; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. Section 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321; the Refuse Act, 33 U.S.C. Sections 401 et seq.; the Hazardous Materials Transportation Act of 1975, 49 U.S.C. Section 1801-1812; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300 f et seq.; and the Occupational Safety and Health Act of 1970, and their state and local counterparts or equivalents.

        "Environmental Violation" shall mean any activity, occurrence or condition that violates or results in non-compliance with any Environmental Law or results in a written complaint or other written claim from a Governmental Authority with respect to any applicable Environmental Law.

        "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired by using the proceeds of the Loans and the Investor Contributions and now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of the Property, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, toilets, carpets, rugs, storm doors and windows, shelving, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" shall mean each entity required to be aggregated with the Lessee pursuant to the requirements of Section 414(b) or (c) of the Code.

        "ERISA Group" shall mean Lessee and its ERISA Affiliates.

        "Eurocurrency Reserve Requirements" shall mean for any day as applied to a Eurodollar Loan or Eurodollar Investor Contribution, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

        "Eurodollar Investor Contribution" shall mean Investor Contributions the Yield applicable to which is based upon the Eurodollar Rate.

        "Eurodollar Loans" shall mean Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

        "Eurodollar Rate" shall mean with respect to an Interest Period for each Eurodollar Loan or Eurodollar Investor Contribution, the rate per annum equal to the rate at which the Agent is offered Dollar deposits two Business Days prior to the beginning of such Interest Period in the London interbank market at or about 11:00 A.M., London time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of such Eurodollar Loan or Eurodollar Investor Contribution.

        "Event of Default" shall mean a Lease Event of Default or a Credit Agreement Event of Default.

        "Excepted Payments" shall mean:

        1. all indemnity payments (including indemnity payments made pursuant to Section 12 of the Participation Agreement), whether made by adjustment to Basic Rent or otherwise, to which the Owner Trustee, Co-Owner Trustee, any Investor or any of their Affiliates, agents, officers, directors or employees is entitled;

        2. any amounts (other than Basic Rent, Termination Value, Lease Balance or Purchase Option Price) payable under any Operative Agreement to reimburse the Lessor or any Investor, or any of their respective Affiliates (including the reasonable expenses of the Lessor or any Investor incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative Agreement;

        3. any amount payable to any Investor by any transferee of the interest of such Investor as the purchase price of such Investor's Investor Contributions (or a portion thereof);

        4. any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies other than such proceeds or payments payable to the Agent or any Lender;

        5. any insurance proceeds under policies maintained by the Lessor or any Investor;

        6. Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of WTC, the Lessor or any Investor;

        7. all right, title and interest of the Lessor or any Investor to the Property, any portion thereof or any other property to the extent any of the foregoing has been released from the Liens of the Security Documents pursuant to the terms thereof and not otherwise purchased by the Lessee or a third party pursuant to the terms of the Lease;

        8. all payments in respect of the Investor Contributions and the Yield;

        9. any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (h) above; and

        10.any rights of the Lessor or any Investor to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts.

        "Excepted Rights" shall mean the rights retained by the Lessor pursuant to Section 8.2(a)(i) of the Credit Agreement and all right, title and interest of the Lessor in the Shared Rights.

        "Exculpated Persons" shall have the meaning set forth in Section 9.15 of the Credit Agreement.

        "Existing Owner" shall mean WHFST Real Estate Limited Partnership, a Delaware limited partnership.

        "Existing Lease" shall have the meaning set forth in Section 24.2 of the Lease.

        "Expiration Date" shall mean, with respect to the Lease, the earlier of the date the Lease shall have been terminated in accordance with the provisions of the Lease or any of the other Operative Agreements and the Maturity Date.

        "Facility" shall mean a facility used for the treatment, storage or disposal of Hazardous Substances.

        "Fair Market Sales Value" shall mean the amount, which in any event shall not be less than zero, that would be paid in cash in an arm's-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Property. Fair Market Sales Value shall be determined based on the assumption that, except for purposes of Section 21.3 of the Lease, the Property is in the condition and state of repair required under Section 10.1 of the Lease and that the Lessee is in compliance with the other requirements of the Operative Agreements.

        "Fixtures" shall mean all fixtures relating to the Buildings or the other Improvements, including all components thereof, located in or on the Buildings or the other Improvements, together with all replacements, modifications, alterations and additions thereto.

        "Funding Date" shall mean a Business Day on which the Lessee requests the Lenders to make Loans and the Investor to make Investor Contributions, in each case, to the Lessor in accordance with the Participation Agreement and the Credit Agreement in order to fund Project Costs.

        "GAAP" shall mean United States generally accepted accounting principles (including principles of consolidation), in effect from time to time, consistently applied.

        "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include, without limitation, all environmental and operating permits and licenses that are required for the full use, occupancy, zoning and operation of the Property.

        "Governmental Authority" shall mean any Federal, state, county, municipal or other local governmental authority or judicial or regulatory agency, board, body, commission, instrumentality, court or quasi-governmental authority.

        "Hazardous Activity" shall mean any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Substance, (ii) causes or results in the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life); (iii) involves the containment or storage of any Hazardous Substance, or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

        "Hazardous Condition" shall mean any condition that violates or that results in noncompliance with any Environmental Law.

        "Hazardous Substance" shall mean any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; or (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

        "Impositions" shall mean, except to the extent described in the following sentence, any and all liabilities, losses, expenses, costs, charges and Liens of any kind whatsoever for fees, taxes, levies, imposts, duties, charges, assessments or withholdings ("Taxes") including (i) real and personal property taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes; (iv) real estate transfer taxes, mortgage taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; (vi) assessments on the Property, including all assessments for public improvements or benefits, whether or not such improvements are commenced or completed within the Term; and (vii) any tax, Lien, assessment or charge asserted, imposed or assessed by the PBGC or any governmental authority succeeding to or performing functions similar to, the PBGC, and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any Governmental Authority upon or with respect to (a) the Property or any part thereof or interest therein; (b) the purchase, sale, leasing, subleasing, financing, refinancing, demolition, construction, alteration, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of the Property or any part thereof or interest therein; (c) the Loans or Investor Contributions or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from the Property or any part thereof or interest therein; (e) the Operative Agreements, the performance thereof, or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Property or any part thereof or interest therein upon the sale or disposition thereof; (g) any contract relating to the construction, acquisition or delivery of the Improvements or any part thereof or interest therein; or (h) otherwise in connection with the transactions contemplated by the Operative Agreements.

        The term "Imposition" shall not mean or include the following (except to the extent that such Taxes apply in consequence of the Lease being treated other than as a loan for such Tax purposes and exceed the amount of such Taxes that would have applied if the Lease had been so treated as a loan):

                (a)Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed on an Indemnified Person by the United States federal or any foreign government that are based on or measured by the net income (including taxes based on capital gains and minimum taxes) of such Person; provided, that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                (b) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, transfer or property taxes) that are imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are franchise taxes or are based upon or measured by net income or net receipts; provided, that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made (anything to the contrary notwithstanding, nothing in the Operative Agreements shall be construed to impose upon Lessee any liability for Taxes imposed upon an Indemnified Person to the extent imposed with respect to any activities of such Indemnified Person other than under the transactions contemplated by the Operative Agreements);

               (c)any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of Section 12.3 of the Participation Agreement;

               (d)any Taxes which are imposed on an Indemnified Person as a result of the gross negligence or willful misconduct of such Indemnified Person itself (as opposed to gross negligence or willful misconduct imputed to such Indemnified Person), but not Taxes imposed as a result of ordinary negligence of such Indemnified Person;

               (e)any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease and redelivery or sale of the Property in accordance with the terms of the Lease (but not any Tax or imposition that relates to any period prior to such termination and redelivery);

               (f)any interest, additions to tax or penalties imposed on an Indemnified Person as a result of a breach by such Indemnified Person of its obligations under Section 12.3(c) of the Participation Agreement or as a result of an Indemnified Person's failure to file any return or other documents timely and as prescribed by applicable law;

               (g)any Impositions imposed upon an Indemnified Person with respect to any voluntary transfer, sale, financing or other voluntary disposition of any interest in the Property or any part thereof, or any interest therein or any interest or obligation under the Operative Agreements or from any sale, assignment, transfer or other disposition of any interest in an Indemnified Person or any Affiliate thereof (other than any transfer in connection with (1) the exercise by the Lessee of its Purchase Option or any termination option or other purchase of the Property by the Lessee, (2) the occurrence of an Event of Default, (3) a Casualty or Condemnation affecting the Property or any part thereof, or
        (4) any sublease, modification or addition to the Property by the Lessee);

               (h)Taxes imposed on or with respect to or payable by an Indemnified Person that would not have been imposed but for an amendment, supplement, modification, consent or waiver to any Operative Agreement not initiated, requested or consented to by the Lessee unless such amendment, supplement, modification, consent or waiver (A) arises due to, or in connection with there having occurred, an Event of Default or (B) is required by the terms of the Operative Agreements or is executed in connection with any amendment to the Operative Agreements required by law; or

               (i)Taxes imposed on or with respect to or payable by an Indemnified person or any Affiliate because such Indemnified Person or any Affiliate thereof is not a United States person within the meaning of Section 7701(a)(30) of the Code.

        "Improvements" shall mean the Buildings and all other buildings, structures, Fixtures, Equipment, and other improvements of every kind existing at any time and from time to time on or under the Land, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all additions to or changes in the Improvements at any time.

        "Improvements Certificate" shall mean a Certificate in favor of each Improvements Investor regarding the Improvements Investor Commitment of such Improvements Investor issued pursuant to the terms and conditions of the Trust Agreement.

        "Improvements Investor" shall mean, collectively, Deutsche Bank AG, New York Branch, and each of the other Persons that from time to time may make or maintain Improvements Investor Contributions.

        "Improvements Investor Basic Rent" shall mean the Yield on the Improvements Investor Contributions payable on any Payment Date under the Participation Agreement and the other Operative Agreements.

        "Improvements Investor Commitment" shall mean, as to any Improvements Investor, the obligation of such Improvements Investor to make Improvements Investor Contributions to the Lessor under the Participation Agreement in an aggregate amount at any one time outstanding not to exceed the amount set forth opposite such Improvements Investors' name in Schedule 2.1 to the Participation Agreement.

        "Improvements Investor Contribution" shall mean an amount equal to the Improvements Investor's Improvements Investor Commitment.

        "Improvements Lender Commitment" shall mean, as to any Improvements Lender, the obligation of such Lender to make Improvements Loans to the Lessor under the Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on
Schedule 2.1 of the Credit Agreement.

        "Improvements Lenders" shall mean the Lenders making or maintaining Improvements Loans under the Credit Agreement.

        "Improvements Limited Recourse Amount" shall mean, with respect to the Improvements on any date, the amount equal to the Improvements Termination Value on such date, less the Improvements Maximum Residual Guarantee Amount as of such date.

        "Improvements Loans" shall have the meaning set forth in Section 2.1 of the Credit Agreement.

        "Improvements Maximum Residual Guarantee Amount" for the Improvements shall mean an amount equal to (i) the product of (x) the Fair Market Value of the Improvements times

(y) the Maximum Residual Percentage for the Improvements, less (ii) the accreted value of all payments in respect of the Improvements made by Lessee during the Term as prepaid Rent. For purposes of this definition, "Fair Market Value" shall mean the appraised value of the Improvements as of the inception of the Lease. For purposes of this definition, "accreted value" means, with respect to any component of the Improvements Maximum Residual Guarantee Amount, the accreted value of such component, that is giving effect to the time value of money, as of the end of the Term using as a discount factor the blended Yield Rate on the Improvements Investor Contributions and the interest rate on the Improvements Loans applicable to the Improvements on the Closing Date.

        "Improvements Notes" shall have the meaning set forth in Section 2.2 of the Credit Agreement.

        "Improvements Notes Basic Rent" shall mean the interest due on the Improvements Loans on any Specified Interest Payment Date pursuant to the Credit Agreement (but not including interest on overdue amounts under Section 2.8(c) of the Credit Agreement or otherwise).

        "Improvements Project Costs" shall mean all costs and expenses incurred by the Lessee or Lessor in connection with the acquisition of the Buildings and other Improvements located on the Land, including all professional fees and other soft costs incurred in connection therewith, Transaction Expenses and other pre-closing and closing costs incurred by the Lessee, the Lessor or the Participants in connection therewith, as the same are reflected in the Requisition and the Appraisal.

        "Improvements Property Cost" shall mean the amount of the Improvements Loans and Improvements Investor Contributions made to finance the Improvements Project Costs.

        "Improvements Termination Value" shall mean with respect to the Improvements, as of any determination date, an amount equal to the sum of (i) the aggregate outstanding principal amount of the Improvements Notes, accrued and unpaid interest on the Improvements Notes and any other amounts due in respect thereof under the Operative Agreements, plus (ii) the aggregate outstanding amount of the Improvements Investor Contributions, all accrued amounts due on account of Yield in respect thereof and all other amounts owing to the Improvements Investors under the Operative Agreements.

        "Indebtedness" shall mean as to any Person, (a) all indebtedness of such Person for borrowed money, (b) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (c) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (d) all indebtedness of a second Person secured by any Lien on any property owned by such first Person, whether or not such indebtedness has been assumed, (e) all Capitalized Lease Obligations of such Person, (f) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, e.g., take-or-pay and similar obligations, (g) all obligations of such Person under Interest Rate Agreements, and (h) without duplication, all Contingent Obligations of such Person, provided that

Indebtedness shall not include trade payables and accrued expenses relating to employees, in each case arising in the ordinary course of business.

        "Indemnified Person" shall mean the Lessor, WTC, the Owner Trustee, WT-FSB, the Co-Owner Trustee, the Agent, each Investor, each Lender, the Defeasance Deposit Depositary Bank and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

        "Inktomi Lease" shall have the meaning set forth in Section 2.5 of the Lease.

        "Insurance Requirements" shall mean all terms and conditions of any insurance policy required by the Lease to be maintained by the Lessee and all requirements of the issuer of any such policy.

        "Insolvent" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

        "Interest Period" shall mean, with respect to any Eurodollar Loan or Eurodollar Investor Contribution:

        (a) initially, the period commencing on the borrowing date with respect to such Eurodollar Loan or Eurodollar Lessor Contribution and ending one, two, three, six, nine or twelve months thereafter, as selected by the Borrower in its Interest Period Selection Notice given with respect thereto; and

        (b) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such Eurodollar Loan or Eurodollar Investor Contribution and ending one, two, three, six, nine or twelve months thereafter, as selected by the Borrower in its Interest Period Selection Notice given to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

        provided that, the foregoing provisions relating to Interest Periods are subject to the following:

        (i) if any Interest Period pertaining to a Eurodollar Loan or Eurodollar Lessor Contribution would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

        (ii) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date; and

        (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

        "Interest Period Selection Notice" shall mean a notice duly executed by a responsible officer of the Lessee containing the information specified in
Section 2.4 of the Participation Agreement.

        "Interest Rate Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate dollar agreement, interest rate futures contract, interest rate option contract or other similar agreement or arrangement designed to protect any Person against fluctuations in interest rates.

        "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

        "Investors" shall mean, collectively, the Land Investors and the Improvements Investors.

        "Investor Balance" shall mean, as of any date of determination, an amount equal to the sum of the outstanding Investor Contributions, together with all accrued and unpaid Yield thereon.

        "Investor Basic Rent" shall mean, at any determination date, the sum of the Land Investor Basic Rent and the Improvements Investor Basic Rent.

        "Investor Commitment" shall mean the Land Investor Commitment and the Improvements Investor Commitment.

        "Investor Contributions" shall mean the Land Investor Contributions and the Improvements Investor Contributions.

        "Land" shall mean the parcel of real property described on Schedule I of the Lease Supplement and all Appurtenant Rights attached thereto.

        "Land Certificate" shall mean a Certificate in favor of each Land Investor regarding the Land Investor Commitment of such Land Investor issued pursuant to the terms and conditions of the Trust Agreement.

        "Land Investor" shall mean, collectively Deutsche Bank AG, New York Branch, and each of the other Persons that from time to time may make or maintain Land Investor Contributions.

        "Land Investor Basic Rent" shall mean the Yield on the Land Investor Contributions payable on any Payment Date under the Participation Agreement and the other Operative Agreements.

        "Land Investor Commitment" shall mean, as to any Land Investor, the obligation of such Land Investor to make Land Investor Contributions to the Lessor under the Participation Agreement in an aggregate amount at any one time outstanding not to exceed the amount set forth opposite such Land Investor's name on Schedule 2.1 to the Participation Agreement.

        "Land Investor Contribution" shall mean an amount equal to the Land Investor's Land Investor Commitment.

        "Land Lenders" shall mean the Lenders making or maintaining Land Loans under the Credit Agreement.

        "Land Lender Commitment" shall mean, as to any Lender, the obligation of such Lender to make Land Loans to the Lessor under the Credit Agreement in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 2.1 of the Credit Agreement.

        "Land Limited Recourse Amount" shall mean, with respect to the Land on any date, the amount equal to the Land Termination Value on such date, less the Land Maximum Residual Guarantee Amount as of such date.

        "Land Loans" shall have the meaning set forth in Section 2.1 of the Credit Agreement.

        "Land Maximum Residual Guarantee Amount" shall mean an amount equal to
(i) the product of (x) the Fair Market Value of the Land times (y) the Maximum Residual Percentage for the Land, less (ii) the accreted value of all payments in respect of the Land made by the Lessee as prepaid Rent. For purposes of this definition, "Fair Market Value" and "accreted value" are defined in the definition of the term "Improvements Maximum Residual Value Guarantee Amount."

        "Land Notes" shall have the meaning set forth in Section 2.2 of the Credit Agreement.

        "Land Notes Basic Rent" shall mean the interest due on the Land Loans on any Specified Interest Payment Date pursuant to the Credit Agreement (but not including interest on overdue amounts under Section 2.8(c) of the Credit Agreement or otherwise).

        "Land Project Costs" shall mean all costs and expenses incurred by the Lessee or Lessor in connection with the acquisition of the Land, including all professional fees and other soft costs incurred in connection therewith, Transaction Expenses and other pre-closing and closing costs incurred by the Lessee, the Lessor or the Participants in connection therewith, as the same are reflected in the Requisition and the Appraisal.

        "Land Property Cost" shall be the amount of the Land Loans and Land Investor Contributions made to finance the Land Project Costs.

        "Land Termination Value" shall mean with respect to the Land, as of any determination date, an amount equal to the sum of (i) the aggregate outstanding principal of the Land Notes, accrued and unpaid interest on the Land Notes and any other amounts due in respect thereof under the Operative Agreements, plus
(ii) the aggregate outstanding amount of the Land Investor Contributions, all accrued amounts due on account of the Yield in respect thereof and all other amounts owing to the Land Investors under the Operative Agreements.

        "Lease" shall mean the Lease dated as of the Closing Date between the Lessor and the Lessee, together with any Lease Supplements thereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof or of any other Operative Agreement.

        "Lease Balance" shall mean, as of any date of determination, an amount equal to the sum of the Loan Balance and the Investor Balance and all other amounts owing by the Lessee under the Operative Agreements (including without limitation, accrued and unpaid Basic Rent and Supplemental Rent, if any).

        "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

        "Lease Event of Default" shall have the meaning set forth in Section
17.1 of the Lease.

        "Lease Payment Obligations" shall have the meaning set forth in Section
17.6 of the Lease.

        "Lease Supplements" shall mean, collectively, the Lease
Supplement-Improvements and the Lease Supplement-Land.

        "Lease Supplement-Improvements" shall mean the Lease
Supplement-Improvements substantially in the form of Exhibit B to the Lease, together with all attachments and schedules thereto, as such Lease Supplement-Improvements may be supplemented, amended or modified from time to time.

        "Lease Supplement-Land" shall mean the Lease Supplement-Land substantially in the form of Exhibit A to the Lease, together with all attachments and schedules thereto, as such Lease Supplement-Land may be supplemented, amended or modified from time to time.

        "Legacy Lease" shall have the meaning set forth in Section 24.2 of the Lease.

        "Legal Requirements" shall mean all Federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Property or the demolition, construction, renovation, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Property or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990, 42 U.S.C. Section 12101 et. seq. and any other similar Federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Property, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section
12.2 of the Lease.

        "Lender Commitment" shall have the meaning set forth in the definition of the term "Commitment".

        "Lender Financing Statements" shall mean UCC financing statements appropriately completed and executed for filing in the appropriate state and county offices in California in order to perfect a security interest in favor of the Agent in the Equipment located on the Property.

        "Lenders" shall mean the several banks and other financial institutions from time to time lenders under the Credit Agreement.

        "Lessee" shall mean Inktomi Corporation, a Delaware corporation, as lessee under the Lease.

        "Lessee Obligations" shall have the meaning set forth in Section 1 of the Defeasance Deposit Agreement.

        "Lessor" shall mean WTC, not in its individual capacity, but solely as lessor or Owner Trustee under the Operative Agreements, or any successor thereto permitted under the Operative Agreements.

        "Lessor Financing Statements" shall mean UCC financing statements appropriately completed and executed for filing in the appropriate state and county offices in California in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

        "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or any Investor, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or any Investor, which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor or any Investor, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the Lessor or such Investor pursuant to the Participation Agreement or (d) any claim against the Lessor or any Investor arising out of any transfer by the Lessor or such Investor of all or any portion of the interest of the Lessor or such Investor in the Property or the Operative Agreements other than the transfer of title to or possession of the Property by the Lessor pursuant to and in accordance with the Lease, the Credit Agreement or the Participation Agreement or pursuant to the exercise of the remedies set forth in
Article XVII of the Lease.

        "Lessor Obligations" shall have the meaning set forth in Section 1 of the Defeasance Deposit Agreement.

        "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(c) in the case of securities, any purchase option, call or similar right of a third party (excluding rights of first refusal) with respect to such securities.

        "Limited Recourse Amount" shall mean, on any date, the sum of the Improvements Limited Recourse Amount and the Land Limited Recourse Amount on such date.

        "Loans" shall have the meaning set forth in Section 2.1 of the Credit Agreement.

        "Loan Balance" shall mean, as of any date of determination, an amount equal to the sum of the outstanding Loans together with all accrued and unpaid interest thereon pursuant to the Credit Agreement.

        "Loan Commitment" shall have the meaning set forth in the definition of the term "Commitment".

        "Margin Stock" shall have the meaning as set forth in Regulation U of the United States Federal Reserve System.

        "Marketing Period" shall mean, if the Lessee has not given the Maturity Date Election Notice in accordance with Section 20.2 of the Lease and if no Renewal Term has been negotiated pursuant to Section 15.1 of the Participation Agreement, the period commencing on the date twelve months prior to the Maturity Date and ending on the Maturity Date.

        "Material Adverse Effect" shall mean (a) a materially adverse effect on the business, assets, operations or condition, financial or otherwise, of the Lessee and its Subsidiaries taken as a whole, (b) material impairment of the ability of Lessee to perform any of its obligations under any Operative Agreement to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Lenders, the Investors, the Agent or the Lessor under any Operative Agreement except to the extent that any such material adverse effect or impairment arose as a result of any act or omission of any Indemnified Party.

        "Maturity Date" shall mean, with respect to the Loans and the Investor Contributions, the fifth (5th) anniversary of the Closing Date, unless such Maturity Date is extended pursuant to Section 2.10 of the Credit Agreement and
Section 15.1 of the Participation Agreement.

        "Maturity Date Election Notice" shall have the meaning set forth in
Section 20.2 of the Lease.

        "Maturity Date Purchase Option" shall mean the Lessee's Purchase Option to purchase the Property on the Maturity Date in accordance with Section 20.2 of the Lease.

        "Maximum Residual Percentage" shall mean, at any date of determination,
(i) with respect to the Improvements, 85% of the Improvements Property Cost, and
(ii) with respect to the Land, 97% of the Land Property Cost.

        "Maximum Residual Guarantee Amount" shall mean the sum of the Improvements Maximum Residual Guarantee Amount and the Land Maximum Residual Guarantee Amount.

        "Memorandum of Lease" shall mean the Memorandum of Lease dated as of the Closing Date between the Lessor and the Lessee, as such Memorandum of Lease may be supplemented, amended or modified from time to time.

        "Modifications" shall have the meaning set forth in Section 11.1(a) of the Lease.

        "Mortgaged Property" shall have the meaning set forth in Section 7.2(c) of the Lease.

        "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

        "Net Proceeds" shall mean all amounts paid in connection with any Casualty or Condemnation, and all interest earned thereon, less the expense of claiming and collecting such amounts, including all reasonable costs and expenses in connection therewith for which the Agent and the Lessor or the Investor are entitled to be reimbursed pursuant to the Lease.

        "Net Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale of the Property described in Section 21.1 of the Lease (net of all expenses of sale) are less than the Limited Recourse Amount for the Property.

        "Non-Consenting Participant" shall have the meaning set forth in Section 15.1(b) of the Participation Agreement.

        "Non-Recourse Debt" means Indebtedness incurred to finance the acquisition or construction of a property or asset, which Indebtedness does not permit or provide for recourse against Lessee or any Subsidiary of Lessee or any property or asset of Lessee or any Subsidiary of Lessee (other than the property or assets financed thereby).

        "Note" shall have the meaning set forth in Section 2.2 of the Credit Agreement.

        "Notes Basic Rent" shall mean the Improvements Notes Basic Rent and the Land Notes Basic Rent.

        "Obligations" shall mean the collective reference to (i) the unpaid principal of and interest on the Notes and all other obligations and liabilities of the Borrower to the Agent or the Lenders (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the other Credit Documents or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement or any other Credit Document), (ii) all amounts payable by the Lessee under any of the Operative Agreements (including indemnities) to the Agent and/or the Lenders, the Lessor and the Investors and (iii) all amounts owing by the Lessee to the Lessor and the Investors in respect of accrued and unpaid Yield and outstanding fundings of the Investor Contributions.

        "Off-Balance Sheet Debt" shall mean, for the Lessee and its Subsidiaries at any date, the maximum amount of that portion of the rental payments (including basic, supplemental and additional rent) representing payments of principal or equity contributions and not interest required to be made by the Lessee and any of its Subsidiaries under any synthetic lease or other off-balance sheet financing arrangement, including in the amount of such payments the maximum amount of all payments (including payments of termination value) representing payments of principal or equity contributions and not interest required to be made in connection with any purchase of the property or assets subject thereto by the Lessee or any of its Subsidiaries at the expiration of the term of such lease or arrangement.

        "Officer's Certificate" shall mean a certificate signed by any individual holding the office of vice president or higher, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

        "Operative Agreements" shall mean the following:

        1. the Participation Agreement;

        2. the Notes;

        3. the Lease and the Lease Supplements;

        4. the Assignment of Lease and each supplemental assignment;

        5. the Consent to Assignment;

        6. the Credit Agreement;

        7. the Deed of Trust;

        8. the Deed;

        9. the UCC Financing Statements;

        10.the Property Purchase Agreement;

        11.the Assignment of Purchase Agreement;

        12.the Subordination Agreements;

        13.the Certificates;

        14.the Defeasance Deposit Agreement and the Control Agreement executed pursuant thereto;

        15.the Trust Agreement and Co-Owner Trustee Appointment; and

        16.the Requisition.


        "Overdue Interest" shall mean any interest payable pursuant to Section 2.7(c) of the Credit Agreement.

        "Overdue Rate" shall mean (i) with respect to Notes Basic Rent and any other amount owed under or with respect to the Credit Agreement or the Security Documents, the rate set forth in Section 2.7(c) of the Credit Agreement, (ii) with respect to the Yield and the Investor Contributions, 2% in excess of the Yield Rate then in effect and (iii) with respect to any other amount, the amount referred to in Section 2.7(c) of the Credit Agreement.

        "Partial Purchase Option" shall have the meaning set forth in Section 20.1(b) of the Lease.

        "Partial Purchase Option Price" shall have the meaning set forth in
Section 20.1(b) of the Lease.

        "Participants" shall mean, collectively, each Lender and each Investor, and their successors and assigns.

        "Participant Balance" shall mean, with respect to any Participant as of any date of determination: (i) with respect to any Lender, an amount equal to the aggregate outstanding Loans of such Lender, together with all accrued and unpaid interest thereon or (ii) with respect to any Investor, an amount equal to the aggregate outstanding Investor Contributions of such Investor, together with all amounts of accrued and unpaid Yield thereon.

        "Participation Agreement" shall mean the Participation Agreement dated as of the Closing Date among the Lessee, the Investors, the Lessor, the Co-Owner Trustee, the Agent, the Lenders and the Arranger, as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof or of any other Operative Agreement.

        "Payment Date" shall mean each Specified Interest Payment Date and any other date on which a payment is otherwise due under the terms of the Credit Agreement or the Participation Agreement or, if all amounts due under the Credit Agreement have been paid in full and the Credit Agreement has been terminated, the first Business Day of each calendar month during the Term.

        "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

        "PE Lease" shall have the meaning set forth in Section 24.2 of the Lease.

        "Permitted Exceptions" shall mean: (i) Liens of the types described in clauses (i), (iii), (v) and (vii) of the definition of Permitted Liens; and (ii) all non-monetary encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title, other than Liens which do not, in the reasonable assessment of the Agent, materially impair the use of the Property for its intended purpose.

        "Permitted Liens" shall mean: (i) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements;
(ii) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease; (iii) Liens for Taxes that either are not yet delinquent or are being contested in accordance with the provisions of Section 12.3 of the Participation Agreement; (iv) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than 30 days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in
Section 12.3 of the Participation Agreement; (v) Liens of any of the types referred to in clause (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Agent have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens; (vi) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section 12.3 of the Participation Agreement; and (vii) easements, rights of way and other encumbrances on title to real property pursuant to
Section 12.2 of the Lease.

        "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, governmental authority or any other entity.

        "Plan" shall mean an Employee Benefit Plan.

        "Project Costs" shall mean the sum of the Improvements Project Costs plus the Land Project Costs.

        "Property" shall mean the collective reference to the Lessor's fee interest in the Land, the Buildings and the Improvements.

        "Property Cost" shall mean with respect to the Property the sum of (i) the Land Property Cost and (ii) the Improvements Property Cost.

        "Purchase Notice" shall have the meaning set forth in Section 20.1(a) of the Lease.

        "Purchase Option" shall have the meaning set forth in Section 20.1(a) of the Lease.

        "Purchase Option Price" shall have the meaning set forth in Section 20.1(a) of the Lease.

        "Register" shall have the meaning set forth in Section 9.6(a) of the Credit Agreement.

        "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

        "Renewal Term" shall have the meaning set forth in Section 15.1(a) of the Participation Agreement.

        "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

        "Replacement Participant" shall have the meaning set forth in Section 15.1(b) of the Participation Agreement.

        "Reportable Event" shall mean a "reportable event" described in Section 4043(b) of ERISA as to which the thirty (30) day notice period has not been waived.

        "Required Investors" shall mean, at any time, Investors, the Commitment Percentages of which aggregate at least 51% of the Commitment Percentages of all Investors.

        "Required Lenders" shall mean, at any time, Lenders the Commitment Percentages of which aggregate at least 51% of the Commitment Percentages of all Lenders.

        "Required Participants" shall mean, at any time, the Required Lenders and the Required Investors.

        "Requirement of Law" shall mean, as to any Person, the Certificate of Incorporation, By-Laws, Articles of Association or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

        "Requisition" shall have the meaning set forth in Section 5.2(a) of the Participation Agreement.

        "Responsible Officer" means, for purposes of Section 5.1 of the Trust Agreement relative to WTC or WT-FSB, those of its employees holding the title of Vice-President within its Corporate Trust Department.

        "Scheduled Interest Payment Date" shall mean (a) as to any ABR Loan or ABR Investor Contribution, the last day of each month while such Loan or Investor Contribution is outstanding, the date of conversion of any ABR Loan or ABR Investor Contribution to a Eurodollar Loan or Eurodollar Investor Contribution and the Maturity Date, (b) as to any Eurodollar Loan or Eurodollar Investor Contribution having an Interest Period of three months or less, the last day of such Interest Period, (c) as to any Eurodollar Loan or Eurodollar Investor Contribution having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period, and (d) as to all Loans and Investor Contributions, the date of any voluntary or involuntary payment, prepayment, return or redemption, and the applicable Maturity Date or the applicable Expiration Date, as the case may be.

        "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

        "Security Documents" shall mean the collective reference to the Deed of Trust, the Lease, the Assignment of Lease, the Defeasance Deposit Agreement, the Control Agreement and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Lessor under the Credit Agreement and/or under any of the other Credit Documents or the Lessee Obligations or to secure any guarantee of any such obligations and liabilities.

        "Shared Rights" shall mean the rights retained by the Lessor, but not to the exclusion of the Agent, pursuant to Section 8.2(a)(ii) of the Credit Agreement.

        "Single Employer Plan" shall mean any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

        "Significant Casualty" shall mean a Casualty that in the reasonable, good faith judgment of the Lessee (as evidenced by an Officer's Certificate) either (a) renders the Property unsuitable for continued use as a commercial property of the type of the Property immediately prior to such Casualty or (b) is so substantial in nature that restoration of the Property to substantially its condition as existed immediately prior to such Casualty would be impracticable or impossible.

        "Significant Condemnation" shall mean a Condemnation that in the reasonable, good faith judgment of the Lessee (as evidenced by an Officer's Certificate) either (a) renders the Property unsuitable for continued use as commercial property of the type of the Property immediately prior to such Condemnation or (b) is such that restoration of the Property to substantially its condition as existed immediately prior to such Condemnation would be impracticable or impossible.

        "Specified Interest Payment Date" shall mean (a) any Scheduled Interest Payment Date and (b) any date on which interest is payable pursuant to Section 2.7(d) of the Credit Agreement and Section 2.2(c) of the Participation Agreement in connection with any prepayment of the Loans or Investor Contributions.

        "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Agent is subject for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to the applicable Interest Period. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

        "Structuring Fee" shall have the meaning set forth in the Arranger's Fee Letter.

        "Subject Contracts" shall have the meaning set forth in Section 7.2(c) of the Lease.

        "Subject Leases" shall have the meaning set forth in Section 7.2(c) of the Lease.

        "Subordination Agreements" shall mean those Subordination, Non-Disturbance and Attornment Agreements to be entered into on or about the Closing Date with PE Corporation (NY) and Legacy Partners L.P.

        "Subsidiary" shall mean, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

        "Supplemental Amounts" shall have the meaning set forth in Section 9.15 of the Credit Agreement.

        "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) which the Lessee assumes or agrees to pay under the Participation Agreement or any other Operative Agreement to the Lessor or to any other party to the Operative Agreements or to an Indemnified Person, including, without limitation, pursuant to Section 12 of the Participation Agreement or pursuant to Section 8.1(c) or Section 8.2 of the Participation Agreement, or in respect of Transaction Expenses.

        "Tax Registration Indemnitee" shall have the meaning set forth in
Section 12.9(a) of the Participation Agreement.

        "Taxes" shall have the meaning set forth in the definition of "Impositions".

        "Term" shall mean the Basic Term and any Renewal Term.

        "Termination Date" shall have the meaning set forth in Section 16.2(a) of the Lease.

        "Termination Notice" shall have the meaning set forth in Section 16.1(a) of the Lease.

        "Termination Value" shall mean, as of any determination date, the sum of the Improvements Termination Value plus the Land Termination Value.

        "Title Company" shall mean Fidelity National Title Insurance Company or such other title insurance company reasonably acceptable to the Agent and the Lessor.

        "Total Condemnation" shall mean a Condemnation that involves a taking of the Lessor's entire title to the Property.

        "Transaction Expenses" shall mean:

        1. the reasonable fees, out-of-pocket expenses and disbursements of counsel for the Lessor and Co-Owner Trustee and counsel for the Participants (including local counsel) in connection with negotiating the terms of the Operative Agreements and the other transaction documents, preparing for the closing under, and rendering opinions in connection with, such transactions and in rendering other services customary for counsel representing parties to transactions of the types involved in the transactions contemplated by the Operative Agreements;

        2. the Structuring Fee;

        3. any and all Taxes and fees incurred in recording, registering or filing any Operative Agreement, any other transaction document, any deed, declaration, deed of trust, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreements;

        4. all reasonable fees, expenses and disbursements of Lessee's California legal counsel and special New York counsel;

        5. all costs and expenses relating to surveys and the Environmental Audits required on or prior to the Closing Date to be delivered under the Operative Agreements;

        6. fees and other expenses relating to the appraisals required to be delivered by the Operative Agreements;

        7. the initial and ongoing fees and expenses of WTC and the Owner Trustee (including the expenses of their agents), and any successor Owner Trustee or Co-Owner Trustee for serving as Owner Trustee or Co-Owner Trustee under the Operative Agreements;

        8. the reasonable fees and expenses of the Agent's independent real estate consultant, if any;

        9. all title insurance and escrow fees in connection with the transaction contemplated by the Operative Agreements; and

        10.the fees of Lessee's financial advisor and accountants.

        "Transactions" shall have the meaning set forth in Section 7.3(d) of the Participation Agreement.

        "Transferee" shall have the meaning set forth in Section 11.3 of the Participation Agreement.

        "Trust" shall mean the Inktomi Trust 2000.

        "Trust Agreement" shall mean the Trust Agreement dated on or about the Closing Date between the Investors and WTC.

        "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

        "Type" shall mean, as to any Loan or Investor Contribution, its nature as an ABR Loan or Investor Contribution or a Eurodollar Loan or Investor Contribution.

        "UCC Financing Statements" shall mean collectively the Lender Financing Statements and the Lessor Financing Statements.

        "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

        "Value" shall have the meaning set forth in Section 1 of the Defeasance Deposit Agreement.

        "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

        "WTC" shall mean Wilmington Trust Company, a Delaware banking corporation.

        "WT-FSB" shall mean Wilmington Trust FSB, a federal savings bank.

        "Yield" shall have the meaning set forth in Section 2.2(a) of the Participation Agreement.

        "Yield Rate" shall mean (i) the sum of the Adjusted Eurodollar Rate plus the Applicable Margin, or (ii) if, pursuant to the Participation Agreement, the Investor Contributions may not bear Yield based upon the Eurodollar Rate, the ABR.

                               INKTOMI CORPORATION
                      AMENDMENT TO PARTICIPATION AGREEMENT


This AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") dated as of May 7, 2001, is by and among INKTOMI CORPORATION, a Delaware corporation, as Lessee (the "Lessee"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as Owner Trustee of the Inktomi Trust 2000 and Lessor (the "Lessor"); WILMINGTON TRUST FSB, a federal savings bank, not in its individual capacity except as otherwise expressly provided herein, but solely as Co-Owner Trustee of the Inktomi Trust 2000 ("Co-Owner Trustee"); DEUTSCHE BANK AG, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as an Investor (together with any permitted successors and assigns, each an "Investor" and collectively the "Investors"); DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders, (the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"); and DEUTSCHE BANC ALEX . BROWN INC. f/k/a DEUTSCHE BANK SECURITIES, INC., as Arranger (the "Arranger"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned to such terms in Annex A to the Participation Agreement (as defined below).

                                    RECITALS:

        A. The Lessee, the Lessor, the Co-Owner Trustee, the Investors, the Lenders, the Agent and the Arranger are parties to a certain Participation Agreement, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement").

        B. The Lessee has requested a waiver of a provision of, and certain amendments to, the Participation Agreement.

        C. The parties signatory hereto are willing to agree to the proposed waiver and amendments on the terms, and subject to the conditions, hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

        Waiver. Section 9.5(h) of the Participation Agreement requires the Lessee to maintain at the end of each fiscal quarter a Consolidated EBITDA of not less than $0. Subject to the satisfaction of the conditions set forth in
Section 5 below, the Participants agree to waive the requirement of Section 9.5(h) for the fiscal quarter ending March 31, 2001.

        Amendments to the Participation Agreement Subject to the satisfaction of the conditions set forth in Section 5 below, the Participation Agreement is hereby amended as follows:

                Section 9.5(h) of the Participation Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

                "(h) Minimum Consolidated EBITDA. As at each date listed below, the Lessee shall not permit Consolidated EBITDA for the period referred to in the definition of such term ending on such date to be less than the amount set forth below opposite such date:

        DATE OF DETERMINATION                              CONSOLIDATED EBITDA
        ---------------------                              -------------------
        June 30, 2001                                         ($15,000,000)
        September 30, 2001                                     ($5,000,000)
        December 31, 2001                                           $0

                For each fiscal quarter thereafter the Lessee shall maintain a Consolidated EBTIDA of not less than $0."

                (b) A new Section 9.5(k) is hereby added to the Participation Agreement to read as follows:

                "(k) Minimum Net Cash. The Lessee shall maintain as of the end of each fiscal quarter, commencing with the fiscal quarter ending on June 30, 2001, Minimum Net Cash in an amount of not less than $50,000,000."

                (c) The Table of Contents is hereby amended by adding a reference to the new Section 9.5(k) of the Participation Agreement added by this Amendment.

        Amendments to Annex A. Subject to the satisfaction of the conditions set forth in Section 5 below, Annex A to the Participation Agreement is hereby amended as follows:

                The following definitions are hereby added to Annex A in proper alphabetical order:

                        "Cash" means money, currency or a credit balance in any
                demand or Deposit Account.

                        "Deposit Account" means a demand, time, savings,
                passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

                        "Cash Equivalents" means, as at any date of
                determination:

                                (1) Direct obligations of, or obligations the
                        principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof, certificates of deposit maturing within one year from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such deposits are denominated in Dollars, (B) such bank or trust company has capital, surplus and undivided profits of not less than $1,000,000,000 and (C) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's;

                                (2) Open market commercial paper maturing within
                        270 days from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's; and

                                (3) Any repurchase agreement entered into with a
                        commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Participant, provided that (A) such bank or trust company has capital, surplus and undivided profits of not less than $1,000,000,000, (B) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by S&P or P-1 (or its equivalent) by Moody's, (C) the repurchase obligations of such bank or trust company under such repurchase agreement are fully secured by a perfected security interest in a security or instrument of the type described in clause (1), (2) or (3) above and (D) such security or instrument so securing the repurchase obligations has fair market value at the time such repurchase agreement is entered into of not less than 100% of such repurchase obligations.

                        "Minimum Net Cash" shall mean, for the Lessee and its
                Subsidiaries on a consolidated basis at any date (A) the sum of Cash and Cash Equivalents minus (B) the sum of Cash and Cash Equivalents subject to any Lien minus (C) without duplication the sum of (1) Capitalized Lease Obligations; (2) Contingent Obligations; (3) the principal amount of all Indebtedness; and
                (4) the principal amount of all Off-Balance Sheet Debt (other than the Off-Balance Sheet Debt under the Operative Agreements).

                        "Moody's" shall mean Moody's Investor Services, Inc.

                The definition of Consolidated EBITDA shall be amended and restated as follows:

                "Consolidated EBITDA" shall mean, for the Lessee and its Subsidiaries on a consolidated basis for any period, the sum of
                (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) Consolidated Income Tax Expense, plus (iv) Consolidated Depreciation and Amortization Expense, plus (v) one time professional fees and expenses associated with an acquisition, plus (vi) non cash charges associated with an acquisition for the write-down of good will associated with an acquisition expensed in the fiscal quarter of the acquisition, plus (vii) non cash charges associated with an acquisition for research and development costs of the acquired company expensed in the fiscal quarter of the acquisition, plus
               (viii) non cash charges related to deferred stock compensation expense resulting from an acquisition, plus (ix) non-cash losses related to the Lessee's investments in equity securities, minus
               (x) non-cash gains related to the Lessee's investments in equity securities. For purposes of determining Consolidated EBITDA for the fiscal quarters ending June 30, 2001, September 30, 2001, and December 31, 2001, each of the items utilized in the formula set forth in the previous sentence shall be based on the results of one fiscal quarter ending on such date of determination; provided that for purposes of determining Consolidated EBITDA for the fiscal quarter ending June 30, 2001, the Lessee and its Subsidiaries on a consolidated basis shall be permitted to exclude from such determination non-recurring cash restructuring charges related to severance costs in an amount not to exceed $6,000,000. For purposes of determining Consolidated EBITDA as of any other date of determination, each of the items utilized in the formula set forth in the first sentence shall be based on the results of the two fiscal quarters ending on the date of determination.

        Amended Compliance Certificate. Subject to the satisfaction of the conditions set forth in Section 5 below, Exhibit G to the Participation Agreement shall be hereby amended and restated in the form set forth as Schedule I to this Amendment.

        Representation and Warranties. The Lessee hereby represents and warrants to the Lessor, the Co-Owner Trustee, the Investors, the Lenders, the Agent and the Arranger that the following are true and correct on the date of this Amendment and that, after giving effect to waiver and the amendments set forth in Sections 1, 2, 3 and 4 above, the following will be true and correct on the Effective Date (as defined below): The representations and warranties of the Lessee as set forth in Section 7 of the Participation Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects as of such date); No Default or Event of Default has occurred and is continuing; and Each of the Operative Agreements to which the Lessee is a party is in full force and effect.

        Effective Date. The waiver and amendments effected by Sections 1, 2, 3 and 4 above shall become effective as of the date of this Amendment (the "Effective Date"), subject to receipt by McGuireWoods LLP, counsel to the Agent and the Arranger a copy of this Amendment duly executed by the Lessee, the Lessor, the Co-Owner Trustee, the Investors, the Lenders, the Agent and the Arranger.

        Miscellaneous.

                Except as specifically waived above, the Participation Agreement and each of the Annex, Schedules and Exhibits thereto shall remain in full force and effect, and the Participation Agreement is hereby ratified and confirmed in all respects.

                Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

        GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                            [Signature pages follow]

        IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                            INKTOMI CORPORATION,
                                            as Lessee


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            WILMINGTON TRUST COMPANY, not in its
                                            individual capacity but solely as
                                            OwnerTrustee and Lessor


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            WILMINGTON TRUST FSB, not in its
                                            individual capacity but solely as
                                            Co-Owner Trustee


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            DEUTSCHE BANK AG, NEW YORK BRANCH,
                                            as Investor


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            DEUTSCHE BANK AG, NEW YORK
                                            AND/OR CAYMAN ISLANDS BRANCH,
                                            as a Lender and as Agent for
                                            the Lenders


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                            DEUTSCHE BANC ALEX . BROWN INC.,
                                            f/k/a DEUTSCHE BANK SECURITIES,
                                            INC., as Arranger


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                   SCHEDULE I


                                            EXHIBIT G TO PARTICIPATION AGREEMENT


                                     FORM OF
                             COMPLIANCE CERTIFICATE

        I am the _____________ of Inktomi Corporation, a Delaware corporation ("Lessee").

        I have reviewed the terms of that certain Participation Agreement, dated as of August 24, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"); among Inktomi Corporation, a Delaware corporation, as lessee ("Lessee"), Wilmington Trust Company, as Owner Trustee and Lessor, Wilmington Trust FSB, as Co-Owner Trustee, Deutsche Bank AG, New York Branch, as an Investor, Deutsche Bank AG, New York and/or Cayman Islands Branch, as Agent for the Lenders and as a Lender, and Deutsche Bank Securities, Inc., as Arranger (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in Annex A to the Participation Agreement), and I have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Lessee and its Subsidiaries during the accounting period covered by the financial statements delivered to you concurrently.

        The examination described in paragraph 2 above did not disclose, and I have not knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Certificate, describing in detail, the nature of the condition or event, the period during which it has existed and the action which Lessee has taken, is taking, or proposes to take with respect to each such condition or event.

        The foregoing certifications, together with the computations set forth in the Annex A hereto, are made and delivered this ___ day of _________, ________ pursuant to Section 9.5(a) of the Participation Agreement.


                                            INKTOMI CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                   ANNEX A TO
                             COMPLIANCE CERTIFICATE

            FOR THE FISCAL QUARTER ENDING ________________, _________
                                  ($ in 000's)

                                                                                    REQUIRED
                                                                   CALCULATION    RATIO/AMOUNT
                                                                   -----------   -------------
1.      Consolidated Tangible Net Worth

        (i)    The Total Assets of the Lessee and its              $________     _____________
               Subsidiaries;
        (ii)   The sum of:                                         $________     _____________
               (a)    the Total Liabilities of the Lessee and      $________     _____________
                      its Subsidiaries; and
               (b)    all Intangible Assets of Lessee and its      $________     _____________
                      Subsidiaries

        Consolidated Tangible Net Worth (i)-(ii)                   $________     $200,000,000

2.      Fixed Charge Ratio(1)                                      $________

        (i)    The sum of:

               (a)    Consolidated Net Income                      $________
               (b)    Consolidated Interest Expense                $________
               (c)    Consolidated Income Tax Expense              $________
               (d)    Consolidated Depreciation and Amortization   $________
                      Expense
               (e)    Consolidated Lease Rental Expense            $________

        (ii) The sum of:

               (a)    CMLTD                                        $________
               (b)    Consolidated Interest Expense                $________
               (c)    Consolidated Lease Rental Expense            $________



--------
(1)   Applicable to reporting periods after September 30, 2001.

                                                                                    REQUIRED
                                                                   CALCULATION    RATIO/AMOUNT
                                                                   -----------   -------------
        The Ratio (i)/(ii)                                         ___ to ___    1.5 to 1.0

3.      Consolidated EBITDA

        (i)    Consolidated Net Income                             $________
        (ii)   Consolidated Interest Expense                       $________
        (iii)  Consolidated Income Tax Expense                     $________
        (iv)   Consolidated Depreciation and Amortization Expense  $________
        (v)    Acquisition Professional Fees and Expenses          $________
        (vi)   Acquisition Non-Cash Charges (goodwill write-
               down)
        (vii)  Acquisition Non-Cash Charges (research and
               development costs of target)
        (viii) Acquisition Non-Cash Charges (deferred stock
               compensation expense)
        (ix)   Non-Cash Losses in the Lessee's investments in
               equity securities
        (x)    Non-Cash Gains in the Lessee's investments in
               equity securities

        Consolidated EBITDA:                                       $________     $________(2)
        (i)+(ii)+(iii)+(iv)+(v)+(vi)+(vii)+(viii)+(ix)-(x)

4.      Minimum Net Cash

        (i)    Cash                                                $________
        (ii)   Cash Equivalents                                    $________
        (iii)  Total Cash and Cash Equivalents                     $________
        (iv)   Cash subject to any Lien (including the             $________
               Value of Qualified Securities)
        (v)    Total (iii)-(iv)                                    $________


----------
2 Consolidated EBITDA shall not be less than ($15,000,000) on June 30, 2001,($5,000,000) on September 30, 2001, and $0 on December 31, 2001.
        For any other date of determination, Consolidated EBITDA shall not be less than $0.



                                   Annex C - 2

                                                                                    REQUIRED
                                                                   CALCULATION    RATIO/AMOUNT
                                                                   -----------   -------------
        (vi)   Capitalized Lease Obligations                       $________
        (vii)  Contingent Obligations                              $________
        (viii) Principal amount of all Indebtedness                $________
        (ix)   Principal amount of all Off-Balance Sheet Debt      $________
               (other than the Off-Balance Sheet Debt under the
               Operative Agreements)
        (x)    Total ((vi)+(vii)+(viii)+(ix))                      $________

        Minimum Net Cash (v)-(x)                                   $________     $50,000,000



                                   Annex C - 3